                                                                   Exhibit 10.16









                             LANIER WORLDWIDE, INC.
                             SAVINGS INCENTIVE PLAN
                   (as amended and restated as of July 1,1997)


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                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I  HISTORY AND EFFECTIVE DATE.........................................1

ARTICLE II  CONSTRUCTION......................................................1
         2.1      Controlling Laws............................................1
         2.2      Construction................................................2

ARTICLE III  DEFINITIONS......................................................2
         3.1      Account.....................................................2
         3.2      Affiliate...................................................2
         3.3      Average Contribution Percentage.............................2
         3.4      Average Deferral Percentage.................................2
         3.5      Authorized Leave of Absence.................................2
         3.6      Before-Tax-Account..........................................3
         3.7      Before-Tax-Contributions....................................3
         3.8      Beneficiary.................................................3
         3.9      Board.......................................................3
         3.10     Break in Service............................................3
         3.11     Code........................................................3
         3.12     Committee...................................................3
         3.13     Compensation................................................3
         3.14     Contribution Percentage.....................................4
         3.15     Deferral Percentage.........................................4
         3.16     Earnings and Profits........................................5
         3.17     Effective Date..............................................5
         3.18     Election Form...............................................5
         3.19     Eligible Employee...........................................5
         3.20     Employee....................................................5
         3.21     Employer....................................................5
         3.22     Employment Commencement Date................................5
         3.23     Employment Termination Date.................................6
         3.24     Entry Date..................................................6
         3.25     ERISA.......................................................6
         3.26     Excess Aggregate Contributions..............................6
         3.27     Excess Contributions........................................6
         3.28     Excess Deferrals............................................6
         3.29     Forfeiture..................................................6
         3.30     Harris/LBP Plan.............................................6
         3.31     Harris Stock................................................6
         3.32     Harris Stock Fund...........................................6
         3.33     Highly Compensated Participant..............................6
         3.34     Hour of Service.............................................7
         3.35     Matching Account............................................7


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         3.36     Matching Contributions......................................8
         3.37     Matched Deferrals...........................................8
         3.39     Nonhighly Compensated Participant...........................8
         3.40     Normal Retirement Age.......................................8
         3.41     Participant.................................................8
         3.42     Participant Requirement.....................................8
         3.43     Plan........................................................8
         3.44     Plan Sponsor................................................8
         3.45     Plan Year...................................................8
         3.46     Reemployment Commencement Date..............................8
         3.47     Rollover Account............................................8
         3.48     Trust Agreement.............................................8
         3.49     Trust Fund..................................................9
         3.50     Trustee.....................................................9
         3.51     Valuation Date..............................................9
         3.52     Year of Service.............................................9

ARTICLE IV  PARTICIPATION....................................................10
         4.1      General Rule...............................................10
         4.2      Reemployment Rule..........................................10
         4.3      Change in Employment Status or Transfer From an
                     Affiliate...............................................11
         4.4      Information................................................11
         4.5      Leased Employees...........................................11

ARTICLE V  CONTRIBUTIONS AND ACCOUNTS........................................11
         5.1      Before Tax Contributions...................................11
         5.2      Election Rules.............................................13
         5.3      Matching Contributions and Forfeitures.....................14
         5.4      Limitation on Allocations..................................15
         5.5      Rollover Accounts..........................................21
         5.6      Account Investments........................................22
         5.7      Special Rules Concerning Harris Stock Fund.................22
         5.8      Expenses...................................................23

ARTICLE VI  PLAN BENEFITS....................................................23
         6.1      Normal Retirement Benefit..................................23
         6.2      Disability Benefit.........................................24
         6.3      Death Benefit..............................................24
         6.4      Vested Benefit.............................................24
         6.5      Forfeiture of Benefit of Missing Claimant..................25
         6.6      Loans......................................................26
         6.7      No In-Service Withdrawals..................................28

ARTICLE VII....................................................................
         7.1      Method.....................................................29
         7.2      Distribution Deadlines.....................................29


                                       ii
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         7.3      Direct Rollover............................................30
         7.4      Claim for Benefit..........................................30
         7.5      Mistakes...................................................30
         7.6      Designation of Beneficiary.................................31

ARTICLE VIII  NAMED FIDUCIARIES, THE COMMITTEE, AND PLAN EXPENSES............31
         8.1      Named Fiduciaries..........................................31
         8.2      Allocation and Delegation by Named Fiduciaries.............32
         8.3      Advisers...................................................32
         8.4      Dual Fidicuary Capacities..................................32
         8.5      The Committee..............................................32
         8.6      Payment of Expenses........................................33

ARTICLE IX  TRUST FUND AND TRUSTEE...........................................33

ARTICLE X  AMENDMENT AND TERMINATION.........................................33
         10.1     Amendment..................................................33
         10.2     Termination................................................33
         10.3     Merger or Consolidation....................................34

ARTICLE XI  MISCELLANEOUS....................................................34
         11.1     Spendthrift Clause.........................................34
         11.2     Legally Incompetent........................................34
         11.3     Benefits Supported Only by Trust Fund......................34
         11.4     Discrimination.............................................35
         11.5     Claims.....................................................35
         11.6     Agent for Service of Process...............................35
         11.7     Nonreversion...............................................35
         11.8     Plan Not An Employment Contract............................35
         11.9     Top Heavy Plan.............................................36
         11.10    Qualified Domestic Relations Order.........................37




                                      iii
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                             LANIER WORLDWIDE, INC.
                             SAVINGS INCENTIVE PLAN
                  (as amended and restated as of July 1, 1997)



ARTICLE I

                           HISTORY AND EFFECTIVE DATE
                           --------------------------


         The Lanier Worldwide, Inc. Savings Incentive Plan (the "Plan") is an amendment and restatement of the Plan in effect as of January 1, 1997. This amendment and restatement, effective July 1, 1997, (i) provides for the daily valuation of Participants' Accounts, (ii) provides Participants the opportunity to change their investment elections daily, (iii) increases the rate of Matching Contributions and (iv) reflects the applicable requirements imposed on tax-qualified plans under the Small Business Job Protection Act of 1996 and the Uniformed Services Employment and Reemployment Rights Act of 1994.

         The Plan in effect as of January 1, 1997 was an amendment and restatement of the Plan effective as of June 28, 1994. The Plan in effect as of June 28, 1994 was an amendment and restatement of the Plan effective as of June 30, 1992. The Plan in effect as of June 30, 1992 was an amendment and restatement of the Plan effective as of April 30, 1990. The Plan in effect as of April 30, 1990 was an amendment and restatement of the Plan in effect as of October 1, 1989. The Plan in effect as of October 1, 1989 was an amendment and restatement of the Harris/3M Document Products, Inc. Savings Incentive Plan, as originally effective as of April 1, 1986 ("Harris/DPI Plan"). The Harris/Lanier Advantage Plan and Trust ("Harris/LBP Plan"), as originally effective as of October 1, 1986, was merged into the Plan effective as of October 1, 1989.

         Except as expressly provided otherwise, the provisions of the Plan as amended and restated as of July 1, 1997 shall apply only to those individuals who are employees of an Employer on or after July 1, 1997. Any benefits of an individual whose employment with an Employer terminated before July 1, 1997 and who is not reemployed by an Employer after such date shall, except as expressly provided otherwise in the Plan, be determined solely in accordance with the provisions of the relevant prior Plan document (or documents).

                                   ARTICLE II

                                  CONSTRUCTION
                                  ------------


         2.1 CONTROLLING LAWS. The Plan and its related Trust Agreement shall be construed and interpreted under the laws of the State of Delaware, without regard to its principles of conflicts of laws, to the extent such laws are not preempted by ERISA.





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         2.2 CONSTRUCTION. Plan headings and subheadings are for convenience of reference only and are not to be construed to alter the terms of the Plan. Whenever used in the Plan, the masculine gender shall be deemed to include the feminine gender, and unless context otherwise requires, terms in the plural shall include the singular, and terms in the singular shall include the plural. References in this Plan to "sec. " shall be to a section in this Plan unless otherwise indicated.

ARTICLE III

                                   DEFINITIONS

         3.1 ACCOUNT. The balance to the credit of a Participant under this Plan. A Participant's Account may be subdivided for bookkeeping purposes into a Before-Tax Account, a Matching Account and, where applicable, a Rollover Account.

         3.2 AFFILIATE. Any entity that is (a) a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) of which an Employer is a member, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the
Code) with an Employer, (c) an organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) that includes an Employer, a corporation described in clause (a) of this subdivision or a trade or business described in clause (b) of this subdivision, or (d) an organization which is required to be aggregated with an Employer pursuant to Regulations promulgated under section 414(o) of the Code.

         3.3 AVERAGE CONTRIBUTION PERCENTAGE. For each Plan Year the average (expressed as a percentage) of the Contribution Percentages computed separately
(a) for the group of Highly Compensated Participants during such Plan Year and
(b) for the group of Nonhighly Compensated Participants during the immediately preceding Plan Year. Notwithstanding the preceding sentence, the Committee may elect, in any manner prescribed by the Secretary of the Treasury of the United States, to determine the Average Contribution Percentage for Nonhighly Compensated Participants for a Plan Year based upon the Contribution Percentage for the current Plan Year rather than the prior Plan Year.

         3.4 AVERAGE DEFERRAL PERCENTAGE. For each Plan Year the average (expressed as a percentage) of the Deferral Percentages computed separately (a) for the group of Highly Compensated Participants during such Plan Year and (b) for the group of Nonhighly Compensated Participants during the immediately preceding Plan Year. Notwithstanding the preceding sentence, the Committee may elect, in any manner prescribed by the Secretary of the Treasury of the United States, to determine the Average Deferral Percentage for Nonhighly Compensated Participants for a Plan Year based upon the Deferral Percentage for the current Plan Year rather than the prior Plan Year.

         3.5 AUTHORIZED LEAVE OF ABSENCE. Any period of absence authorized by an Employer under its standard personnel practices, including as required by the Family and Medical Leave Act of 1993, provided that the Employee returns to the employ of the Employer by the end of such period, except as may be otherwise required by the Family and Medical Leave Act of 1993.



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         3.6 BEFORE-TAX-ACCOUNT. The portion of a Participant's Account attributable to Before-Tax Contributions.

         3.7 BEFORE-TAX-CONTRIBUTIONS. The sum of (a) that portion of a Participant's Compensation (as described in sec. 3.13(a)) which the Participant elects to defer into this Plan pursuant to sec. 5. 1 and (b) any additional contribution made to the Plan pursuant to sec. 5.4(d)(6).

         3.8 Beneficiary. A person last designated by a Participant to receive all or a portion of the Participant's Account in the event of the Participant's death subject to the provisions of ss. 7.6.

         3.9 BOARD. The board of directors of the Plan Sponsor.

         3.10 BREAK IN SERVICE. Any 12 consecutive month period beginning on an Employee's Employment Termination Date or anniversary of such date during which the Employee has not completed an Hour of Service for an Employer. For purposes of this definition, an Employee shall be credited with an Hour of Service for any period in which the Employee is (i) on an Authorized Leave of Absence for reasons other than those identified in section (ii), (ii) is on an Authorized Leave of Absence for up to 24 consecutive months because of (a) the Employee's pregnancy, (b) the birth of the Employee's child, (c) the placement of the child with the Employee in connection with the Employee's adoption of such child or
(d) the need to care for any such child for a period beginning immediately following such birth or placement, or (iii) absence from work due to "qualified military service" (as such term is defined in the Uniformed Services Employment and Reemployment Act of 1994) and is entitled to reemployment under such Act. Notwithstanding the foregoing, clause (ii) of this definition shall not be applicable unless the Employee furnishes to the Committee such legal documentation as may be reasonably required by the Committee to establish that the absence is for reasons set forth in such clause and to verify the duration of such absence.

         3.11 CODE. The Internal Revenue Code of 1986, as amended.

         3.12 COMMITTEE. The Pension and Retirement Committee of the Board.

         3.13 COMPENSATION.

                  (a) For purposes of determining the amount of a Participant's Before-Tax Contributions and Matching Contributions for any period, remuneration described in (i) minus remuneration described in (ii) where:

                           (i) is remuneration which constitutes the
                  Participant's base salary and wages paid by the Participant's Employer, and other amounts paid by the Employer that are includible in the Participant's gross income, including overtime payments, commission payments, annual bonuses, regional and shift differentials, but excluding payments described in (ii) below.


                           (ii) is remuneration which constitutes any payment
                  made under a severance pay plan or program, any payment made in consideration of the


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

                  Participant's release of claims in favor of an Employer or an Affiliate, any foreign or domestic assignment allowance, any contest payments, any expense-related reimbursements (including reimbursements commonly referred to as "Runzheimer" payments), any signing bonuses, any payment made under any long-term incentive plan, compensation received while on an Authorized Leave of Absence, short-term disability payments, and the value of life insurance includible in the Participant's gross income.


                  (b) For purposes of determining the limitations under section 415 of the Code described in sec. 5.4, the Committee may use any definition of compensation permitted under section 415(c)(3) of the Code.

                  (c) For purposes of computing a Participant's Average Contribution Percentage and Average Deferral Percentage, and for any other testing purpose with respect to a Plan Year, the Committee may use any definition of compensation allowable under section 414(s) of the Code.

         The elective deferrals made by an Employer on behalf of such Participant that are not includible in his gross income for federal income tax purposes for such period because they are contributed to a cash or deferred arrangement described in section 401(k) of the Code, or because they are contributed to a cafeteria plan described in section 125 of the Code, shall be included as Compensation for all purposes, provided that for Plan Years commencing prior to July 1, 1999, such elective deferrals shall not be included for determining the limitations under section 415 of the Code described in ss. 5.4.

         Compensation shall not include any amounts paid to or on behalf of an Employee for any period when such Employee is not eligible to make Before-Tax Contributions under this Plan unless the inability to make Before-Tax Contributions is due to a suspension under sec. 5.2(d) or (f) or the application of the limitations under section 415 of the Code described in sec. 5.4.

         The amount of a Participant's Compensation that may be taken into account for any purpose of the Plan shall not exceed (i) for the Plan Year commencing on January 1, 1997, $160,000 and (ii) for each subsequent Plan Year, the amount prescribed by section 401(a)(17) of the Code (as adjusted for increases in the cost-of-living pursuant to section 401(a)(17)(B) of the Code).

         3.14 CONTRIBUTION PERCENTAGE. For each Participant, the ratio of (a) the amount of the Matching Contributions, if any, to be credited for such Plan Year to his Matching Account to (b) his Compensation for such Plan Year. For this purpose, the amount of the Matching Contributions credited to a Participant's Matching Account shall be determined taking into account any discount on contributions of Harris Stock made pursuant to sec. 5.3(a) or 5.1
(a); provided that the Plan Sponsor does not elect to take the discount applicable to Harris Stock contributed pursuant to sec. 5.1(a) into account under sec. 5.4(d)(7).

         3.15 DEFERRAL PERCENTAGE. For each Participant, the ratio of (a) the amount of the Before-Tax Contributions, if any, to be credited for such Plan Year to his Before-Tax Employee



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

Account to (b) his Compensation for such Plan Year. For this purpose, the amount of a Participant's Before-Tax Contributions shall be determined taking into account any discount on contributions of Harris Stock pursuant to sec. 5.1(a); provided that the Plan Sponsor elects to take such discount into account under sec. 5.4(d)(7).

         3.16 EARNINGS AND PROFITS. The net income of an Employer as determined for each calendar quarter by the Employer for financial accounting purposes.

         3.17 EFFECTIVE DATE. With respect to this amendment and restatement of the Plan, July 1, 1997, except as otherwise specifically provided herein.

         3.18 ELECTION FORM. A form designated by the Committee for making one or more of the elections and designations provided for under this Plan, in accordance with such rules as may be adopted by the Committee from time to time. An election form may be set forth on a paper document or, if prescribed by the Committee, may be communicated to, and completed by, Employees by electronic or telephonic means.

         3.19 ELIGIBLE EMPLOYEE. An Employee of an Employer, other than any Employee described below:

                  (a) an Employee who is included in a unit of employees covered by a collective bargaining agreement which does not provide that such Employee be eligible to participate in this Plan;

                  (b) an Employee who is a nonresident alien and who receives no earned income from an Employer from sources within the United States; or

                  (c) an Employee who works primarily outside the United States and who is paid under a payroll system which is not linked electronically to the payroll system for Employees who work primarily within the United States; or

                  (d) an Employee who is employed by the Plan Sponsor at the Puerto Rico branch or by Lanier Puerto Rico, Inc.

         3.20 EMPLOYEE. An individual whose relationship with an Employer is, under common law, that of an employee. Notwithstanding the foregoing, no individual who renders service for an Employer shall be considered an Employee for purposes of the Plan if such Employee renders such services pursuant to either (i) an agreement providing that such services are to be rendered by the individual as an independent contractor or (ii) an agreement with an entity, including a leasing organization within the meaning of section 414(n)(2) of the Code, that is not an Employer or Affiliate.

         3.21 EMPLOYER. The Plan Sponsor, and any other entity which (i) adopts the Plan and (ii) the Board designates in writing from time to time as an Employer under the Plan.

         3.22 EMPLOYMENT COMMENCEMENT DATE. The first date on which an Employee first performs an Hour of Service for an Employer.



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         3.23 EMPLOYMENT TERMINATION DATE. The earlier of (a) and (b) below:

                  (a) The date the Employee quits, retires, dies or is discharged in accordance with the personnel policy of his Employer; and

                  (b) the first anniversary of the first day of an Employee's absence from service for any other reason (e.g., disability, leave of absence, layoff, etc.), except as provided in sec. 3.52(a), provided that an Employee who fails to return to employment at the expiration of a leave of absence shall be deemed to have terminated employment on the earlier of (i) the date on which his leave of absence expires and (ii) the first anniversary of the first day of his absence (except as provided in sec. 3.10(c)).

         3.24 ENTRY DATE. The first day of the bi-weekly payroll period beginning on or after the date on which an Eligible Employee satisfies the applicable Participation Requirement.

         3.25 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         3.26 EXCESS AGGREGATE CONTRIBUTIONS. The excess of (a) the Matching Contributions made on behalf of Highly Compensated Participants for a Plan Year over (b) the maximum amount of such contributions permitted for such Plan Year under section 401(m)(2)(A) of the Code (as described in sec. 5.4(e)).

         3.27 EXCESS CONTRIBUTIONS. The excess of (a) the Before-Tax Contributions actually made on behalf of Highly Compensated Participants for a Plan Year over (b) the e maximum amount of such contributions permissible for such Plan Year under section 401(k)(3)(A) of the Code, as described in sec. 5.4(d).

         3.28 EXCESS DEFERRALS. For each Participant for each calendar year the Before-Tax Contributions for such Plan Year that the Participant designates as exceeding the dollar limit prescribed by sec. 5.4(c).

         3.29 FORFEITURE. Any amount deducted from a Participant's Account and forfeited by the Participant in accordance with the terms of this Plan.

         3.30 HARRIS/LBP PLAN. The Harris/Lanier Advantage Plan, as amended from time to time.

         3.31 HARRIS STOCK. Common Stock of Harris Corporation.

         3.32 HARRIS STOCK FUND. The Plan's investment fund that is designed to be invested primarily in Harris Stock.

         3.33 HIGHLY COMPENSATED PARTICIPANT. For any Plan Year, a Participant who:

                  (a) is a 5%-owner (as defined in section 416(i)(1) of the Code) of an Employer at any time during the Plan Year or the preceding Plan Year; or



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

                      (b) is paid Compensation in excess of $80,000 (as adjusted for increases in the cost of living in accordance with section 414(q)(1)(B)(ii) of the Code) from an Employer for the preceding Plan Year. If the Committee so elects for a Plan Year, the Participants taken into account under this paragraph (b) shall be limited to those Participants who were members of the top-paid group (as defined in section 414(q)(3) of the Code) for the preceding Plan Year.

         Solely for purposes of this Section, the term "Participant" shall include any Eligible Employee to the extent such Employee has satisfied the Participation Requirement but who has not elected to make Before-Tax Contributions under the Plan. To the extent permitted by the Secretary of the Treasury of the United States, the Committee may elect to determine who is a Highly Compensated Participant under paragraphs (a) and (b) above by substituting "the calendar year which ends in the Plan Year" for "the preceding Plan Year" as it appears therein.

         3.34 HOUR OF SERVICE. Each hour for which:

                      (a) an Employee is paid, or entitled to payment, for the performance of duties as an Employee;

                      (b) an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph (b) for any single continuous period (regardless of whether such period occurs in a single computation period);

                      (c) back pay is awarded or agreed to by the Employer or an Affiliate. Such hours shall be credited to the Plan Years to which the award, agreement or payment pertains rather than the Plan Year in which the award, agreement or payment is made.

         For purposes of paragraphs (b) and (c) above, an Hour of Service shall be calculated in accordance with Department of Labor Regulation sec. 2530.200b-2, which provides that (i) if a payment is based upon hours, days, weeks or other unit of time the number of Hours of Service credited will be the number of regularly scheduled working hours for such Employee for such unit of time, and (ii) if the payment due is not based upon units of time, the number of Hours of Service credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation. For payments made to an Employee without a regular work schedule, the number of hours credited shall be calculated on a reasonable basis which reflects the average hours worked by the Employee, or by other employees in the same job classification, over a representative period of time and which is consistently applied with respect to all employees within the same job classification. In order to avoid double counting, the same Hours of Service shall not be credited both under paragraph
(a) or paragraph (b), as applicable, and under paragraph (c).

         3.35 MATCHING ACCOUNT. The portion of a Participant's Account attributable to Matching Contributions.



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         3.36 MATCHING CONTRIBUTIONS. The contributions made pursuant to sec.
5.3.

         3.37 MATCHED DEFERRALS. The portion of the Before-Tax Contributions contributed to the Plan on behalf of a Participant for each pay period which do not exceed 6% of his Compensation for such pay period.

         3.38 MAXIMUM DEFERRAL PERCENTAGE.

                  (a) For each Nonhighly Compensated Participant, 15%, and

                  (b) for each Highly Compensated Participant, 8% (or such lesser amount which the Committee, in its sole discretion, determines is necessary to satisfy the applicable requirements of the Code).

         3.39 NONHIGHLY COMPENSATED PARTICIPANT. For any Plan Year, each Participant who is not a Highly Compensated Participant.

         3.40 NORMAL RETIREMENT AGE. The date a Participant attains age 65.

         3.41 PARTICIPANT. Each Eligible Employee to the extent he has satisfied the Participation Requirement or a former Eligible Employee who has not received a complete distribution of his Account.

         3.42 PARTICIPANT REQUIREMENT.

                      (a) With respect to eligibility for Before-Tax Contributions and Rollover Contributions, the date on which an Eligible Employee first performs an Hour of Service; and

                      (b) with respect to eligibility for Matching
         Contributions, the earlier of (i) the date on which an Eligible Employee completes one Year of Service and (ii) the date on which such Eligible Employee attains age 2 1.

         3.43 PLAN. The Lanier Worldwide, Inc. Savings Incentive Plan as set forth in this document, as may be amended in accordance with Article X.

         3.44 PLAN SPONSOR. Lanier Worldwide, Inc. and any successor to such corporation.

         3.45 PLAN YEAR. The fiscal year ending June 30.

         3.46 REEMPLOYMENT COMMENCEMENT DATE. The first date on which a former Employee is reemployed by an Employer after a Break in Service and first performs an Hour of Service for an Employer.

         3.47 ROLLOVER ACCOUNT. The portion of a Participant's Account attributable to funds transferred to the Plan from another tax-qualified plan pursuant to the provisions of sec. 5.5.

         3.48 TRUST AGREEMENT. The Qualified Trust Agreement between Lanier Worldwide, Inc. and T. Rowe Price Trust Company, as may be amended from time to time.



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         3.49 TRUST FUND. The trust fund created in accordance with the Trust
Agreement.

         3.50 TRUSTEE. The person or persons acting as the trustee from time to time of the Trust Fund.

         3.51 VALUATION DATE. Each calendar day. The determination of the Valuation Date as of which transactions under the Plan are effected shall be determined in accordance with rules and procedures established by the Committee.

         3.52 YEAR OF SERVICE. Each completed year in any "period of employment" as an Employee, as determined in accordance with paragraphs (a)-(e) below.

                  (a) PERIOD OF EMPLOYMENT An Employee's "period of employment" will be deemed to start on his Employment Commencement Date (or Reemployment Commencement Date, as the case may be) and end on the Employee's next following Employment Termination Date. In addition, an Employee shall receive credit for vesting and participation purposes for each period of employment and for each period of separation from service due to an absence or termination of employment after his Employment Commencement Date (or Reemployment Commencement Date, as the case may be) if such separation is less than 12 consecutive months in duration.

                  (b) TERMINATION/REEMPLOYMENT. If an Employee terminates employment and is reemployed less than 12 months after his Employment Termination Date, the Employee's Years of Service shall be determined by including the period of time between his Employment Termination Date and his Reemployment Commencement Date. Except as provided in sec. 3.52(c) and (d), if an Employee terminates employment and is reemployed more than 12 months after his Employment Termination Date, his Years of Service shall be determined by aggregating the service in each completed period of employment in accordance with the rules set forth below:

                           (1) FULL YEARS - First, determine the number of
                  completed 12 consecutive month periods within each period of employment.

                           (2) EXTRA MONTHS - Next, determine the number of
                  completed months within each period of employment in excess of full years of employment in each such period and aggregate such months into additional full years of employment on the basis that each month taken into account shall be considered as 1/12 of a year. For this purpose, employment from the anniversary of an Employment Commencement Date (or Reemployment Commencement date, as the case may be) to the immediately preceding date in the next succeeding month will be treated as a completed month of employment.

                           (3) EXCESS DAYS - Next, determine the number of days
                  of employment within each period of employment in excess of completed months of employment and aggregate those additional days into additional months on the basis that 30 days of such employment equals one month.

                  (c) SERVICE PRIOR TO AGE 18. No period of employment completed by an Employee before he reaches age 18 shall be taken into account in calculating his Years of Service for purposes of sec. 6.4.

                  (d) SERVICES WITH OTHER ENTITIES. Except as set forth in
         section 3.51(e) and section 4.5, no period of employment which an Employee completes as an employee of any other organization whatsoever shall be taken into account under the Plan unless such organization is an Affiliate; provided, that service with an organization prior to the time the organization became an Affiliate or after the organization ceases to be a Affiliate may be recognized if the corporate documents governing the acquisition or disposition of the stock or assets of such organization require such recognition. Employment by an Affiliate which is not an Employer shall be taken into account solely for purposes of
         (i) determining such Employee's Years of Service and eligibility to participate in the Plan and (ii) determining when such person has retired or otherwise terminated his employment to the same extent it would have had such service been as an Employee of an Employer.

                  (e) QUALIFIED MILITARY SERVICE. A Participant who is absent from employment on account of qualified military service (as defined in section 414(u)(5) of the Code) and who is entitled to reemployment rights under the Uniformed Service Employment and Reemployment Rights Act of 1994 shall be credited with Years of Service for vesting and participation purposes under the Plan for the period of his qualified military service.

                                   ARTICLE IV

                                  PARTICIPATION
                                  -------------

         4.1 GENERAL RULE. Each Eligible Employee who is not classified as a temporary, summer or casual part-time employee and who was a Participant in this Plan immediately prior to the Effective Date shall be a Participant in this Plan as of the Effective Date. Each other Eligible Employee who is not classified as a temporary, summer or casual part-time employee shall become a Participant on the first Entry Date which immediately follows or is coincident with the date he satisfies the applicable Participation Requirement. An Eligible Employee who is classified as a temporary, summer or casual part-time employee shall become a Participant the first Entry Date immediately following or coincident with the earlier of (i) the date on which he is no longer classified as a temporary, summer or casual part-time employee, and (ii) the last day of the 12-month period beginning on such Eligible Employee's Employment Commencement Date (or any subsequent 12-month period beginning on any anniversary of such Employment Commencement Date) during which such Eligible Employee completes at least 1,000 Hours of Service.

         4.2 REEMPLOYMENT RULE. If an Employee terminates employment before he satisfies the Participation Requirement and he is thereafter reemployed as an Eligible Employee after incurring a Break in Service, he shall be subject to the general participation rule of sec. 4.1 based on his date of reemployment.

         If an Employee terminates employment after he satisfies the Participation Requirement but before he becomes a Participant and he is thereafter reemployed as an Eligible Employee, he shall become a Participant on the later of (a) the Entry Date on which he would have been eligible to participate under sec. 4.1 had he not terminated employment and (b) the first Entry Date after his reemployment, provided, that he completes the appropriate Election Forms, as prescribed by the Committee.

         If a Participant terminates employment and he is thereafter reemployed as an Eligible Employee, he shall resume participation on the first Entry Date beginning after his reemployment on which he is an Eligible Employee, provided, that he completes the appropriate Election Forms, as prescribed by the Committee.

         4.3 CHANGE IN EMPLOYMENT STATUS OR TRANSFER FROM AN AFFILIATE. If an individual who is not a Participant shall become an Eligible Employee because of a change in employment status or because of his transfer of employment to an Employer from an Affiliate which is not an Employer, such individual shall become a Participant on the later of (i) the date of such change or transfer and
(ii) the first Entry Date coincident with or following his satisfaction of the Participation Requirement.

         4.4 INFORMATION. Each Eligible Employee shall complete and deliver an election Form to the Committee which sets forth such information as the Committee deems necessary for the orderly administration of this Plan.

         4.5 LEASED EMPLOYEES. If an individual who performed services as a leased employee (within the meaning of section 414(n)(2) of the Code) of an Employer or an Affiliate becomes an Employee, or if an Employee becomes such a leased employee, then any period during which the individual performed services as a leased employee shall be taken into account solely for the purposes of determining whether and when such individual is eligible to participate in the Plan under this Article 4 and measuring such individual's Years of Service to the same extent such period would have been taken into account had such service been performed as an Employee. Notwithstanding the foregoing sentence, this section shall not apply to any period of service during which such a leased employee was covered by a plan described in section 414(n)(5) of the Code.

                                   ARTICLE V

                           CONTRIBUTIONS AND ACCOUNTS
                           --------------------------

         5.1 BEFORE TAX CONTRIBUTIONS.

                  (a) PERCENTAGE. Subject to the rules set forth in sec. 5.1, and in Secs. 5.2 and 5.4, each Participant may elect to defer any whole percentage of his Compensation payable each pay period which is not in excess of the Maximum Deferral Percentage. If a Participant elects to invest Before-Tax Contributions in the Harris Stock Fund, then the normal form of contribution shall be in cash, and such cash shall be used to purchase shares of Harris Stock. Notwithstanding the previous sentence, the Plan Sponsor may make, in its sole discretion, the Before-Tax Contribution in the form of shares of Harris

         Stock. Any such contribution of Harris Stock may be made at a discount from fair market value. The Trustee is authorized to purchase shares of Harris Stock in the open market, and to give effect to any discount decided upon by the Plan Sponsor by allocating to the Account of each Participant on whose behalf a Before-Tax Contribution is to be made the number of shares equal to the amount of such Before-Tax Contribution divided by the discounted purchase price established by the Plan Sponsor (such shares hereinafter referred to as the "Discounted Shares").

                  (b) PAYROLL DEDUCTIONS. All contributions described in sec. 5.1(a) shall be made exclusively through payroll withholding, and such contributions shall be transferred by an Employer to the Trustee as soon as practicable after the end of the calendar month which includes the end of the payroll period from which such contributions are withheld.

                  (c) ACCOUNT CREDITS AND VESTING. Subject to the limitations under sec. 5.4, any BeforeTax Contributions received by the Trustee on behalf of each Participant since the immediately preceding Valuation Date shall be credited to his Before-Tax Account as soon as administratively practicable, provided that any Discounted Shares shall be segregated into a separate subaccount for purposes of determining the Participant's Deferral Percentage or Contribution Percentage as provided for in secs. 5.4(d)(7) and 5.4(e)(4). Subject to investment gains and losses, a Participant's interest in contributions which are credited to his Before-Tax Account shall be fully vested.

                  (d) INVESTMENT GAINS AND LOSSES. The investment gains and losses attributable to Before-Tax Contributions which are invested in each investment fund within the Trust Fund shall be determined by, or at the direction of, the Committee as of each Valuation Date, and such investment gains and losses shall be credited to each Before-Tax Account as of such Valuation Date in the same proportion that the balance to such account in such fund as of such Valuation Date bears to the balance of all Before-Tax Accounts in such fund as of such Valuation Date. For purposes of crediting investment gains and losses as of any Valuation Date, the balance of a Before-Tax Account shall be determined before crediting any Before-Tax Contributions credited to such account as of such Valuation Date.

                  (e) MAKE UP OF BEFORE-TAX CONTRIBUTIONS FOR REEMPLOYED VETERANS. A Participant who is absent from employment on account of qualified military service (as defined in section 414(a)(5) of the Code) and is entitled to reemployment rights under the Uniformed Service Employment and Reemployment Rights Act of 1994 shall have the right to make Before-Tax Contributions under the Plan ("Make Up Deferrals") for his period of qualified military service. Such Participant may elect to make such Make Up Deferrals during the period beginning on the date of such Employee's reemployment and ending on the earlier of:

                           (i) the end of the period equal to the product of
                  three and such Employee's period of qualified military service, and

                           (ii) the fifth anniversary of the date of such
                  reemployment.

Such Employee shall not be permitted to contribute Make Up Deferrals to the Plan in excess of the amount which the Employee could have elected to have made under the Plan in the form of Before-Tax Contributions if the Employee had continued in employment with his Employer during such period of qualified military service. Such Employee shall be deemed to have earned "Compensation" equal to the Compensation such Participant would have received during the period of qualified military service but for his absence due to qualified military service. If the Compensation the Participant would have received during such period is not reasonably certain, the Participant's Compensation for his period of qualified military service shall be based on the Participants Compensation during the 12-month period (or, if shorter, the period of employment) immediately preceding the qualified military service. Earnings and losses on such Make Up Deferrals shall be credited as required by law. The manner in which a Participant may elect to make Make Up Deferrals pursuant to this subsection (e) shall be prescribed by the Committee.

         5.2 ELECTION RULES.

                  (a) INITIAL ELECTION. A Participant's initial election under sec. 5.1 for any period of employment shall be effective as of the first Entry Date on or after the later of (1) the date he timely delivers a properly completed Election Form to the Committee and
         (2) the date he satisfies the Participation Requirement in section 3.41(a). An election shall remain in effect until revised or revoked.

                  (b) REVISED ELECTION An election, once effective, only can be revised by a Participant once per calendar quarter, effective for the first pay period beginning on or immediately following the date on which he timely delivers a properly completed Election Form to the Committee.

                  (c) REVOCATION OF ELECTION A Participant shall have the right to revoke an election to make Before-Tax Contributions at any time during a Plan Year, and any such termination shall become effective as soon as practicable after the Participant properly completes and delivers the related Election Form to the Committee.

                  (d) RESUMPTION AFTER REVOCATION. An Eligible Employee who has revoked an election to make Before-Tax Contributions may elect to resume making Before-Tax Contributions in accordance with sec. 5.1 effective for the first pay period which begins at least 90 days after the date his revocation became effective, provided that the Eligible Employee timely delivers a properly completed Election Form to the Committee.

                  (e) TIMELINESS AND ELECTION PROCEDURES. The Committee from time to time shall establish and shall communicate in writing to Participants such reasonable deadlines, rules and procedures for making the elections described in this Plan as the Committee in its absolute discretion deems appropriate under the circumstances for the proper administration of this Plan.

                  (f) COMMITTEE ACTION. The Committee shall have the right at any time unilaterally to reduce the contribution which an Eligible Employee elected to be made on his behalf if the Committee acting in its absolute discretion determines that such reduction might be necessary to satisfy the limitations of sec. 5.4.

         5.3 MATCHING CONTRIBUTIONS AND FORFEITURES.

                  (a) AMOUNT. Subject to the rules set forth in this sec. 5.3 and sec. 5.4, the Plan Sponsor shall make a Matching Contribution on behalf of each Employer from Earnings and Profits of all Employers for the preceding calendar quarter. Such Matching Contribution shall be made on behalf of each Eligible Employee who has met the Participation Requirement with respect to Matching Contributions for each pay period beginning on or after his applicable Entry Date and shall be equal to 50 percent of the Matched Deferrals contributed on the Participant's behalf for the pay period.

                  The normal form of Matching Contribution for Before-Tax Contributions invested in the Harris Stock Fund shall be in cash, to be invested in shares of Harris Stock, provided that the Plan Sponsor, in its sole discretion, may make the Matching Contribution in shares of Harris Stock. Any such contribution of Harris Stock may be made at a discount from fair market value, provided that the fair market value of all Matching Contributions does not exceed the Earnings and Profits of all Employers from the preceding calendar quarter. The Trustee is authorized to purchase shares of Harris Stock in the open market, and to give effect to any discount decided upon by the Plan Sponsor by allocating to the Account of each Participant on whose behalf the Matching Contribution is to be made the number of shares equal to the amount of such Matching Contribution divided by the discounted purchase price established by the Plan Sponsor (such shares hereinafter referred to the "Discounted Matching Shares").

                  (b) FORFEITURES. Forfeitures shall be applied to reduce the amounts which the Plan Sponsor contributes to the Plan in the form of Matching Contributions.

                  (c) TIMING. The Matching Contribution shall be made as soon as practicable after the Before-Tax Contribution is credited to the Participant's Before-Tax Account, but no less frequently than quarterly.

                  (d) INSUFFICIENT EARNINGS AND PROFITS. If the Employers have insufficient Forfeitures and Earnings and Profits for the preceding calendar quarter to make the full contribution called for under sec. 5.3(a), the Plan Sponsor may, in its sole discretion, make no contribution or a smaller contribution for that calendar quarter.

                  (e) ACCOUNT CREDITS AND VESTING. The Matching Contributions made on behalf of each Participant shall be credited by, or at the direction of, the Committee to his Matching Account as of the date as of which such contribution is made. A Participant's vested interest in the Matching Contributions (and in the investment gains and losses allocable to such contributions) credited to his Matching Account shall be determined under sec. 6.4.

                  (f) INVESTMENT GAINS AND LOSSES. The investment gains and losses attributable to Matching Contributions which are invested in each investment fund within the Trust Fund shall be determined by, or at the direction of, the Committee as of such Valuation Date, and such investment gains and losses shall (after deductions for expenses, if any) be credited to each Matching Account as of such Valuation Date in the same proportion that the balance to each such account in such fund as of such Valuation Date bears to the balance of all Matching Accounts in such fund as of such Valuation Date. For purposes of crediting investment gains and losses as of any Valuation Date, the balance to a Matching Account shall be determined before crediting any Matching Contributions which are credited as of such Valuation Date.

                  (g) MAKE UP OF EMPLOYER MATCHING CONTRIBUTIONS. A Participant who makes Make Up Deferrals as described in sec. 5.1(e) shall be entitled to an allocation of matching contributions ("Make Up Matching Contributions") in an amount equal to the amount of Matching Contributions which would have been allocated to the Account of such Participant under the Plan if such Make Up Deferrals had been made in the form of Before-Tax Contributions during the period of such Participant's qualified military service (as determined pursuant to section 414(u) of the Code). The amounts necessary to make such allocation of Make Up Matching Contributions shall be derived from Forfeitures not yet applied towards Matching Contributions for the Plan Year in which the Make Up Matching Deferrals are made, and if such Forfeitures are not sufficient for this purpose, then the Participant's Employer shall make a special contribution which shall be utilized solely for purposes of such allocation.

                  The Plan shall not be treated as failing to satisfy the nondiscrimination rules of subsections (d) and (e) of sec. 5.4 of the Plan (relating to sections 401(k)(3) and 401(m) of the Code) for any Plan Year solely on account of any make up contributions made by a Participant or an Employer pursuant to this Section.

         5.4 LIMITATION ON ALLOCATIONS.

                  (a) GENERAL RULE. The contributions made under secs. 5.1 and
         5.3 and the crediting of such contributions to a Participant's Account shall be subject to limitations, applied in the following order:

                  (b) STATUTORY LIMITATIONS ON CONTRIBUTIONS.

                           (1) GENERAL RULE. The Plan Year shall be the
                  "limitation year." For any Plan Year, the sum of the amounts (including any Forfeitures) which are allocated to a Participant's Account for such Plan Year as Matching Contributions and as Before-Tax Contributions, when added to the contributions which are treated under sec. 5.4 (b)(2) as made on behalf of such Participant under this Plan shall not exceed the lesser of (i), (ii) or (iii), where

                           "(i)"   equals 25% of the Participant's Compensation
                           for such Plan Year,

                           "(ii)" equals $30,000, as adjusted as of the first day of each Plan Year, to equal the inflation adjusted figure, if any, as set by the Internal Revenue Service for the calendar year which includes the last day of such Plan Year, and

                           "(iii)" equals such amount as the Committee deems necessary or appropriate to satisfy the requirements of section 415 of the Code (including any applicable transition rules) taking into account the coordination rules of sec. 5.4(b)(2) and the correction provisions of sec. 5.4(b)(3).

                           (2)      COORDINATION.

                           (i) If for any Plan Year a contribution is made on behalf of a Participant for such year under any other defined contribution plan maintained by an Employer or an Affiliate, such contribution shall be treated under this sec. 5.4(b) as made under this Plan.

                           (ii) If a defined benefit plan is adopted or maintained by an Employer or an Affiliate under which a benefit is accrued on behalf of a Participant, any adjustment required to satisfy the requirements of section 415 of the Code as a result of his participation in such plan and in this Plan shall be made exclusively in such defined benefit plan.

                           (iii) Contributions allocated to an "individual medical benefit account" described in section 415(1) of the Code and contributions credited under a welfare benefit fund maintained by any Employer or an Affiliate for any year to a reserve for post-retirement medical benefits for a Participant who is a "key Employee" within the meaning of section 416(i) of the Code shall be treated as a Matching Contribution made on his behalf under this Plan when, and to the extent, required under section 415 or 419A(d) of the Code.

                           (3) CORRECTIONS. If the Committee determines that the
                  contributions credited to a Participant's Account (subject to this sec. 5.4) will exceed the limitations set forth in this sec. 5.4(b), then the Committee shall transfer such excess from the Participant's Account to a special suspense account. Such transfer shall be made first from the Participant's Matching Contributions and thereafter from his BeforeTax Contributions. Transfers of Matching Contributions to such suspense account shall be applied to offset the Matching Contribution for all Participants in the next Plan Year (and in each succeeding Plan Year if necessary). No additional Matching Contributions shall be made by the Plan Sponsor while there is a balance credited to such suspense account. Any suspense account established under this sec. 5.4(b) shall not be subject to adjustment for investment gains or losses and the balance of an such account shall be returned to the Plan Sponsor in the event this Plan is terminated before the date such account has been so applied in its entirely. Transfers of Before-Tax Contributions to such suspense accounts may be credited to the Participant in the next limitation year, or may be returned to the Participant, in the sole discretion of the Committee or its delegate.

                  (c) INDIVIDUAL DOLLAR LIMIT.

                               (1) THIS PLAN. The sum of a Participant's
                  Before-Tax Contributions under this Plan and his "elective deferrals" (within the meaning of section 402(g) of the Code) under any plan maintained by an Affiliate shall not exceed (i) for the calendar year commencing on January 1, 1997, $9,500 and (ii) for each subsequent calendar year, the dollar limit prescribed by section 402(g) of the Code (as adjusted for cost of living increases in accordance with section 402(g)(5) of the Code).

                               (2) OTHER PLANS. If a Participant's aggregate
                  Before-Tax Contributions under this Plan and his "elective deferrals" (within the meaning of section 402(g) of the Code), if any, made under other plans or contracts exceeds the individual dollar limit described in sec. 5.4(c)(1) in any calendar year, such Participant may designate all or a portion of his Before-Tax Contributions made during such calendar year as Excess Deferrals.

                               (3) CLAIM. A Participant may request a refund of
                  his Excess Deferrals by filing a written claim with the Committee on or before March 1 of the immediately following calendar year in accordance with section 402(g) of the Code and such reasonable administrative rules as may be established by the Committee from time to time. A Participant's claim must specify the dollar amount of Participant's Excess Deferrals for the preceding calendar year and shall include his certification that if such amounts are not distributed to him, such Excess Deferrals, when added to his elective deferrals made under other plans or contracts will exceed the individual dollar limit for the calendar year for which the Before-Tax Contributions were made.

                               (4) DETERMINATION OF INVESTMENT GAIN OR LOSS.
                  Excess Deferrals shall be adjusted for investment gain or loss as determined by the Committee in accordance with section 402(g) of the Code and the related regulations.

                               (5) DISTRIBUTION OF EXCESS DEFERRALS.
                  Notwithstanding any other provision of this Plan, Excess Deferrals, adjusted to reflect any investment gain or loss allocable to such Excess Deferrals, shall be distributed no later than April 15 of any calendar year to those Participants who request a refund in accordance with the claims procedure set forth in this sec. 5.4(c). In no event shall a Participant receive from the Plan a distribution which exceeds either the Participant's total Before-Tax Contributions made under the Plan for the calendar year to which such Excess Deferrals relate or the balance credited to his Before-Tax Account as of the Valuation Date immediately preceding such April 15.

                               (6) FORFEITURE OF RELATED MATCH. A Participant
                  shall not be entitled to any Matching Contributions attributable to Before-Tax Contributions refunded as Excess Deferrals and any such Matching Contributions credited to his Account shall be treated as a Forfeiture as of the date of such distribution without regard to whether his interest in his Matching Account otherwise was nonforfeitable.

                  (d) LIMITATIONS ON BEFORE-TAX CONTRIBUTIONS FOR HIGHLY COMPENSATED PARTICIPANTS.

                           (1) GENERAL. The Average Deferral Percentage for
                  lengthy Compensated Participants for a Plan Year shall not exceed the greater of (A) and (B), where:

                           "(A)" is the Average Deferral Percentage for
                           Nonhighly Compensated Participants for such Plan Year multiplied by 1.25; and

                           "(B)" is the lesser of (i) the Average Deferral Percentage for Nonhighly Compensated Participants for such Plan Year multiplied by 2, or (ii) the Average Deferral Percentage for Nonhighly Compensated Participants plus 2 percentage points, or such smaller number of percentage points as may be prescribed by the Secretary of the Treasury.

                           (2) OTHER PLAN OR ARRANGEMENTS For purposes of
                  this sec. 5.4(d), the Deferral Percentage for any Highly Compensated Participant for the Plan Year who is eligible to have elective deferrals allocated to his account under two or more plans or arrangements described in section 401(k) of the Code that are maintained by an Employer or an Affiliate shall be determined as if all such contributions were made under this Plan. Further, if this Plan satisfies the requirements of section 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, then this sec. 5.4(d) shall be applied by determining the Deferral Percentage of each Participant as if all such plans were a single plan.

                           (3) DISTRIBUTION OF EXCESS CONTRIBUTIONS. If the
                  Committee determines that Excess Contributions have been made for any Plan Year, then such Excess Contributions (together with any investment gains or losses) shall be distributed to affected Highly Compensated Participants on or before the last day of the Plan Year immediately following the Plan Year for which such Excess Contributions are made. Such distributions shall be made on behalf of each High Compensated Participant whose actual dollar amount of Before-Tax Contributions for such Plan Year is highest until such dollar amount equals the greater of (i) the largest dollar amount such that one of the tests set forth in sec. 5.4(d)(1) shall be satisfied and (ii) the next highest actual dollar amount of Before-Tax Contributions made for such Plan Year by any Highly Compensated Participant. If further reductions are necessary, then such Before-Tax Contributions on behalf of each Highly Compensated Participant whose actual dollar amount of Pay Deferral Contributions made for such Plan Year is the highest (determined after the reduction described in the preceding sentence) shall be reduced in accordance with the preceding sentence. Such reductions shall continue to be made to the extent necessary so that one of the nondiscrimination tests set forth in sec. 5.4(d)(1) shall be satisfied. The amount of Excess Contributions which are to be distributed under this sec. 5.4(d)(3) with respect to a Highly Compensated Participant for any

                  Plan Year shall be reduced by any Excess Deferrals previously distributed to such Participant for the calendar year ending with or within such Plan Year pursuant to sec. 5.4 (c).

                           (4) DETERMINATION OF INVESTMENT GAINS OR LOSSES.
                  Excess Contributions shall be adjusted for investment gain or loss as determined by the Committee in accordance with section 401(k) of the Code.

                           (5) FORFEITURE OF RELATED MATCH. A Participant shall
                  not be entitled to any Matching Contribution attributable to Before-Tax Contributions distributed as Excess Contributions and the portion of each affected Highly Compensated Participant's Matching Contribution which is attributable to such distribution shall be treated as a Forfeiture as of the date of such distribution.

                           (6) QUALIFIED MATCHING CONTRIBUTION. To the extent
                  permitted by section 401(k)(3) of the Code, if the Plan Sponsor in lieu of distributing Excess Contributions (or in lieu of distributing any part of such Excess Contributions) so elects in the exercise of its absolute discretion, the Plan Sponsor may cause an additional contribution to be made to the Plan on behalf of all eligible Nonhighly Compensated Participants in an amount which will result in satisfying the requirements of sec. 5.4(d)(1) for such Plan Year (to the extent such requirements are not satisfied through the distribution of Excess Contributions to Highly Compensated Participants). Such additional contribution (i) shall be a "qualified matching contribution" within the meaning of section 401(k) of the Code, (ii) shall be allocated and credited as of such date in equal parts among the Before-Tax Accounts of all such Nonhighly Compensated Participants and
                  (iii) shall be used only to satisfy the limitations of this sec. 5.4(d). A Nonhighly Compensated Participant shall be eligible for a qualified matching contribution under this sec. 5.4(d) if such Participant elected that Before-Tax Contributions be made to his Account during the last Calendar quarter of such Plan Year and was an Eligible Employee on the last day of such Plan Year.

                           (7) INCLUSION OF HARRIS STOCK DISCOUNT. For purposes
                  of calculating a Participant's Deferral Percentage, the value of any Discounted Shares contributed to the Participant's Account in the Plan Year which are allocated to the subaccount described in sec. 5.1(c) will be included, unless the Plan Sponsor elects to include the value of such Discounted Shares in determining the Participant's Contribution Percentage as provided in sec. 5.4(e)(4).

                  (e) LIMITATIONS ON MATCHING CONTRIBUTIONS FOR HIGHLY COMPENSATED PARTICIPANTS.

                           (1) GENERAL. The Average Contribution Percentage for
                  Highly Compensated Participants for such Plan Year shall not exceed the greater of:

                           (i)  the Average Contribution Percentage for
                           Nonhighly Compensated Participants for such Plan Year multiplied by 1.25, and

                           (ii) the lesser of (A) the Average Contribution Percentage for Nonhighly Compensated Participants for such Plan Year multiplied by 2, and (B) the Average Contribution Percentage for Nonhighly Compensated Participants plus 2 percentage points, or such smaller number of percentage points as prescribed by the Secretary of the Treasury.

                           (2) OTHER PLAN OR ARRANGEMENTS. For purposes of
                  this sec. 5.4(e), the Contribution Percentage for any Highly Compensated Participant for the Plan Year who is eligible to have "employee contributions" (within the meaning of section 401(m) of the Code), or "matching contributions" (as described in section 401(m)(4) of the Code) allocated to his account under two or more plans or arrangements described in section 401(a) or 401(k) of the Code that are maintained by an Employer or an Affiliate shall be determined as if all such contributions were made under this Plan.

                           Further, if this Plan satisfies the requirements of
                  sections 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 401(a)(4) and 410(b) of the Code only if aggregated with this Plan, then this sec. 5.4(e) shall be applied by determining the Contribution Percentages of each Participant as if all such plans were a single plan.

                           (3) DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.
                  If the Committee determines that Excess Aggregate Contributions have been made for any Plan Year, then such Excess Aggregate Contributions (together with any investment gains or losses) shall be forfeited (if otherwise forfeitable under sec. 6.4) or distributed (if not so forfeitable) on or before the last day of the Plan Year immediately following the Plan Year for which such Excess Aggregate Contributions were made. Any amounts which are forfeited under this sec. 5.4(e) shall be treated as a Forfeiture as of the date of such distribution and such Forfeitures shall not be allocated to any Participant whose contributions were reduced under this sec. 5.4(e) if such allocation would be inconsistent with section 401(m) of the Code. The portion of such Excess Aggregate Contribution distributed to or forfeited by each affected Highly Compensated Participant shall be determined in accordance with the regulations under section 401(m) of the Code.

                           (4) ELECTION REGARDING HARRIS STOCK DISCOUNT. For
                  purposes of calculating a Participant's Contribution Percentage, the Plan Sponsor may elect to include the value of any Discounted Shares contributed to the Participant's Account in the Plan Year which are allocated to the subaccount described in sec.5.1(c). If no such election is made by the Plan Sponsor, the value of such Discounted Share will be included in determining the Participant's Deferral Percentage as provided in sec. 5.4(d)(7).

                  (f) MULTIPLE USE LIMIT. The Committee shall take whatever action is required to prevent the multiple use of the alternative test described in sec. 5.4(d)(1)(ii) for Before-Tax Contributions and in sec. 5.4(e)(1)(ii) for Matching Contributions in the same Plan Year to the extent required under section 401(m) of Code. The Committee shall reduce the Before-Tax Contributions made on behalf of Highly Compensated Participants (in the manner described in sec. 5.4(d)(3)) so that the multiple use limit is not exceeded. Any such reduction shall be treated as an Excess Aggregate Contribution.

                  (g) LIMITATIONS ON DEDUCTIBILITY. The sum of the Matching Contributions and Before-Tax Contributions allocated to Participants' Accounts for any taxable year shall not exceed the amount allowable as a deduction for such taxable year for federal income tax purposes for contributions to this Plan.

                  (h) WITHHOLDING OBLIGATIONS AND ACCOUNT BALANCE. Any distributions to a Participant from his Before-Tax Employee Account or Matching Account which are required under sec. 5.4 shall not exceed the value (as of the date of such distribution) of such subaccount and the amount of any such distributions shall be reduced as the Committee deems necessary or appropriate to satisfy any applicable tax withholding requirements with respect to such distributions.

                  (i) ALLOCATION CORRECTIONS. If an error or omission is discovered in any Account, the Committee shall make an appropriate equitable adjustment in order to remedy such error or omission as of the Plan Year in which the error or omission is discovered.

         5.5 ROLLOVER ACCOUNTS.

                  (a) ESTABLISHMENT OF ACCOUNT. An Eligible Employee may establish a Rollover Account, with the consent of the Committee or its delegate. An Eligible Employee may only contribute amounts to a Rollover Account which are eligible rollover distributions within the meaning of section 402(c)(4) of the Code. Eligible rollover distributions are defined as (1) funds that the Participant elects to directly transfer either from another plan that is tax-qualified as described in section 401(a) of the Code or from a tax-qualified annuity plan described in section 403 of the Code, less any after-tax amount considered contributed to such plan by the Participant as determined under section 402(d)(4)(d)(i) of the Code, and (2) funds previously distributed from such a tax-qualified plan that were contributed to a "conduit" individual retirement account or annuity. Any such eligible rollover distribution must be transferred to the Plan within 60 days of the Participants receipt thereof unless the Participant elects to directly transfer such distribution pursuant to subsection (1) above. A Participant may be required to establish that the transfer of amounts into a Rollover Account will not create adverse consequences for the Plan or Trust. Amounts in a Rollover Account shall be held by the Trustee and invested and distributed in accordance with the provisions of this Plan. A Participant's Rollover Account is fully vested at all times and subject to investment direction by the Participant.

                  (b) INVESTMENT GAINS AND LOSSES. The investment gains and losses attributable to Rollover Contributions which are invested in each investment fund within the Trust Fund shall be determined by, or at the direction of, the Committee as of each Valuation Date, and such investment gains and losses shall be credited to each Rollover Account as of such Valuation Date in the same proportion that the balance to such account in such fund as of such Valuation Date bears to the balance of all Rollover Accounts in such fund as of such Valuation Date. For purposes of crediting investment gains and losses as of any Valuation Date, the balance of a Rollover Account shall be determined before crediting any Rollover Contributions credited to such account as of such Valuation Date.

         5.6 ACCOUNT INVESTMENTS. The Trustee at the direction of the Committee shall establish at least four separate investment funds within the Trust Fund, and such funds as in effect from time to time shall be described in the summary plan description for this Plan or in such other materials as the Committee furnishes from time to time to Participants. Each Participant shall direct the investment of his Account with respect to (1) amounts credited to his Before-Tax and Matching Accounts as of the preceding Valuation Date, (2) his Rollover Account and (3) future amounts credited to his Before-Tax and Matching Accounts after such Valuation Date, in accordance with the following rules:

                  (a) Each such election shall be made on a properly completed Election Form, in accordance with the applicable procedures of the Committee.

                  (b) No more than one change of election may be made on each business day of the Employer with respect to each of (1), (2) and (3) above, (i.e., one change with respect to a Participant's current Before-Tax and Matching Accounts balance, one change with respect to a Participant's Rollover Account or one change with respect to future amounts to be credited to his Before-Tax and Matching Accounts, or any combination of such changes).

                  (c) A Participant's election with respect to his Account balance as of the preceding Valuation Date may be made in such increments of such balance as the Committee may prescribe from time to time. A Participant's election with respect to future contributions credited to his Account after such Valuation Date shall be made in ten percent increments of such contributions (or such other increments as the Committee may prescribe from time to time to time).

                  (d) An election shall be effective on the same day if received before 4:00 p.m., Eastern Standard Time or Eastern Daylight Time, as the case may be, on a business day, and otherwise shall be effective on the next business day.

         5.7 SPECIAL RULES CONCERNING HARRIS STOCK FUND. Notwithstanding any other provision is to the contrary, the following rules shall apply to investments in the Harris Stock Fund.

                  (a) AVAILABILITY. For any Plan Year, the Before-Tax Contributions invested in this fund on behalf of a Participant in each Plan Year shall equal no more than one percent of the Participant's Compensation for such Plan Year. An election to invest in the Harris Stock Fund shall take effect as soon as administratively feasible after the election is received.

                  (b) RESTRICTIONS ON TRANSFERS. A Participant may not transfer amounts from other Investment Funds to the Harris Stock Fund. Any contributions invested in this fund must remain in this fund for a minimum of 36 months, provided that amounts so invested may be distributed to the Participant (or his Beneficiary) before the expiration of the 36-month period if such person is otherwise entitled to a distribution under the Plan.

                  (c) DIVIDENDS. A Participant's allocable share of cash dividends (and other cash earnings) credited to the Harris Stock Fund, will be reinvested in the Harris Stock Fond unless the Participant elects with respect to the dividends credited to his Account for a quarter to invest such cash dividends (and other cash earnings) among the Investment Funds other than the Harris Stock Fund. Each election shall be completed by following the appropriate procedure pursuant to sec. 5.6. Dividends paid in the form of stock shall be retained in a Participant's Account until liquidated, in the sole discretion of the Trustee. Such liquidated dividends shall be cash earnings subject to investment elections in accordance with this subsection of the Plan.

                  (d) CONTRIBUTIONS. The normal form of contribution for amounts invested in the Harris Stock Fund shall be in cash; provided that the Employer, in its discretion, may make the contribution in Harris Stock, which may be contributed at a discount from fair market value. The Trustee is authorized to purchase Harris Stock in the open market, and to give effect to the discount, if any, that has been established from time to time by allocating shares to Participant's Accounts in addition to the number of shares purchased on the open market by means of a given contribution. Elections to invest in the Harris Stock Fund shall be given effect as soon as practicable.

                  (e) DISTRIBUTIONS. Distributions from the Harris Stock Fund shall be paid in the form of cash or shares of Harris Stock at the election of the Participant, provided that fractional shares and distributions of a de minimis amount as determined by the Committee or its delegate shall be paid in cash.

                  (f) VOTING. Participants may submit non-binding proxies to the Trustee, which will vote the shares in the Harris Stock Fund in accordance with the terms of the Trust Agreement (to the extent the provisions therefore not inconsistent with ERISA).

         5.8 EXPENSES. Expenses allocable to each Account shall be deducted quarterly, and such deduction shall be shown separately on the statement of a Participant's Account.

                                   ARTICLE VI

                                  PLAN BENEFITS
                                  -------------

         6.1 NORMAL RETIREMENT BENEFIT. The Account of a Participant who attains Normal Retirement Age shall become fully vested no later than such date and, if he retires as an Employee on such date, shall be paid to him in accordance with
Article 7. A Participant who
remains an Employee after he reaches Normal Retirement Age shall remain eligible to continue to participate in this Plan until the date of his actual retirement and his Account shall be paid in accordance with Article 7.

         6.2      DISABILITY BENEFIT.

                  (a) FULL VESTING. The Matching Account of a Participant whose employment with an Employer or an Affiliate is terminated by reason of his being disabled within the meaning of sec. 6.2(b) shall become fully vested on the date his employment is so terminated and shall be paid to him in accordance with sec. 7.1 If such former Participant recovers from his disability and is reemployed as an Employee, such Employee shall participate in the Plan in accordance with sec. 4.2 and shall become vested in any Matching Contributions credited to his Account after his reemployment based on his actual Years of Service in accordance with the vesting schedule set forth in sec. 6.4(b).

                  (b) DEFINITION. A Participant shall be treated as disabled for purposes of this sec. 6.2 if he suffers a total and permanent physical or mental impairment which (1) qualifies him for a monthly disability insurance benefit under the United States Social Security Act, (2) which wholly prevents him from holding any substantially gainful employment and (3) which can be expected to result in death or to be of long continued and indefinite duration. An Eligible Employee shall not be treated as disabled for purposes of this Plan, however, if the Committee determines that his disability is a result of any of the following:

                           (i) any injury or disease sustained by him while
                  willfully participating in acts of violence, riots, civil insurrections or while committing a felony;

                           (ii) any injury or disease sustained by him while
                  working for a person other than an Employer or any Affiliate and arising out of such work, or

                           (iii) any intentional, self-inflicted injury.

                  (c) DETERMINATION. The Committee (or its delegate) shall have exclusive responsibility for determining whether a Participant is disabled. It may consider whether a Participant is disabled upon its own motion or upon the written request of such Participant. Any determination made by the Committee for purposes of the Plan shall be final and conclusive.

         6.3 DEATH BENEFIT. If a Participant dies, the vested portion of his Account shall be paid to his Beneficiary in accordance with Article 7. If the Participant was an Employee on his date of death, his Account also shall become fully vested as of such date.

         6.4 VESTED BENEFIT.

                  (a) GENERAL RULE. A Participant shall be eligible for the payment of his Before-Tax Account, his Rollover Account and the vested portion of his Matching Account after the date of his separation from service (within the meaning of section 401(k)(2)(B) of the Code), or, if sooner. upon the disposition of substantially all the assets used in a trade or business of the Participant's Employer, or of an Affiliate's interest in a subsidiary that was the Participant's Employer (within the meaning of section 401(k)(10) of the Code). Payment of such amounts shall be made in accordance with Article 7.

                  (b) VESTING SCHEDULE. The Committee shall determine the vested portion of the Matching Account of a Participant who has not attained Normal Retirement Age, become disabled as determined under sec. 6.2 or died in accordance with the vesting schedule set forth in this subsection. The vested portion of a Participant's Matching Account shall be maintained as a separate Matching Account until distributed in accordance with Article 7. The balance, or nonvested portion, of a Participant's Matching Account shall be treated as a Forfeiture as of the first Valuation Date following the earlier of the date such Participant's Matching Account is distributed to him in accordance with
         Article 7 or the date on which such Participant incurs five consecutive Breaks in Service.

--------------------------------------------------------------------------------
                                                               Vested Percentage
                Full                                                    of
         Years of Service                                      Matching Account
--------------------------------------------------------------------------------

              Less than 1                                              0%
              1                                                       20%
              2                                                       40%
              3                                                       60%
              4                                                       80%
              5 or more                                              100%
--------------------------------------------------------------------------------


                  (c) REEMPLOYMENT. If a former Employee is reemployed as an Employee before he has five consecutive Breaks in Service and any portion of his Matching Account had been treated as a Forfeiture under sec. 6.4(b), then the Forfeiture shall be restored to his Matching Account as of the last day of the Plan Year in which he is reemployed if the Employee repays to the Plan an amount equal to the amount of his distribution from his Matching Account before the earlier of (a) five years after the first date on which the former Employee is reemployed by an Affiliate and (b) the date the Employee incurs five consecutive Breaks in Service following the date of distribution.

         6.5 FORFEITURE OF BENEFIT OF MISSING CLAIMANT. If the Account of a Participant becomes payable under this Article VI by reason other than his death and the Committee is unable to locate such Participant or if no Beneficiary of a deceased Participant is identified and located by the Committee, then the Committee, in its discretion, may treat the Account of such Participant as a Forfeiture as of the last day of the Plan Year which includes the anniversary of the date the Account of such Participant first became payable or as of the last day of any subsequent Plan Year. However, if such missing Beneficiary or Participant files a written claim with the Committee for his Account while this Plan remains in effect and proves his identity as the person then entitled to such benefit under the terms of this Plan to the satisfaction of the

Committee, the Committee promptly shall restore his Account which was so treated as a Forfeiture (without regard to any allocation of any investment gains or losses) and such restored Account shall be paid to such person immediately thereafter in a lump sum. The source of such restoration shall be any Forfeitures which have not been allocated to the accounts of other Participants, or if there are insufficient amounts in this regard, through an additional contribution to the Plan by the Plan Sponsor to the extent necessary to make such restoration.

         If this Plan is terminated and the Committee (after taking the action described in this sec. 6.5) cannot locate a Participant or Beneficiary, then such person shall be presumed dead and, if there is no Beneficiary for such person or such Beneficiary cannot be located, all the remaining Participants in this Plan on the date of such termination shall be treated as such person's Beneficiary and such Account shall be divided in an equitable manner among such Participants.

         6.6 LOANS.

                  (a) REQUEST. Each "eligible person" may request that a loan be made to him under this Plan from his Account by properly completing and delivering a related Election Form to the Committee, and all such requests shall be granted on a reasonably equivalent basis (within the meaning of section 4975(d)(1)(A) of the Code and section 408(b)(1)(A) of ERISA) subject to the conditions set forth in sec. 6.6(a). For purposes of this sec. 6.6, the term "eligible person" means each Participant and Beneficiary who is a "party in interest" (as defined in section 3(14) of ERISA) with respect to this Plan.

                  (b) ADMINISTRATION. The Committee shall be the "named fiduciary" responsible for administering the loan program through its Human Resources Department and may establish procedures for loan application and approval.

                  (c) LIMITATIONS AND SECURITY.

                           (1) The principal amount of a loan made under this
                  Plan to any person together with the outstanding principal amount of any other loan made to such person under any other plan maintained by an Affiliate which satisfies the requirements of section 401(a) of the Code shall not exceed the lesser of (i) and (ii), where,

                           "(i)" equals 50% of the vested portion of his Account determined as of the Valuation Date coinciding with or immediately preceding the day on which the loan is made, and

                           "(ii)" equals $50,000 reduced by the excess (if any) of the highest outstanding balance of any previous loans from the Plan and any other plan maintained by an Employer or an Affiliate during the one-year period ending one day before the date on which such current loan is made over the outstanding balance of such previous loans on the date on which such current loan is made.

                           (2) No loan shall be made under this Plan to an
                  eligible person who is
                  an Employee of an Affiliate which is not an Employer unless such eligible Person borrows first from the Plan of the Affiliate which employs him.

                           (3) No loan shall be made for a period which exceeds
                  four years (or such other period not exceeding five years as provided in procedures authorized by the Committee). There is no minimum period for a loan.

                           (4) Any loan made under this Plan shall be secured by
                  50% of his total vested interest in his Account.

                           (5) No more than one loan shall be made under this
                  Plan to an eligible person at any one time.

                           (6) The principal amount of a loan made under this
                  Plan shall not be less than $500.

                  (d) INTEREST RATE. The interest rate for a loan made under this Plan shall be set by the Committee at a rate which the Committee deems reasonable at the time the loan is made for a fully secured loan and which is consistent with Department of Labor regulations.

                  (e) REPAYMENT AND DEFAULT.

                           (1) A loan made under this Plan shall require that
                  repayment be made in substantially level installments (not less frequently than quarterly) through payroll withholding while an eligible person is an active Employee and through such other means as the Committee deems appropriate for an eligible Person who is not an active Employee. Loan procedures authorized by the Committee may provide for temporary suspensions of loan repayments for a leave of absence not exceeding one year or for periods of "qualified military service" (within the meaning of section 414(u) of the Code), each to the extent permitted under applicable law.

                           (2) The events of default shall be set forth in the
                  promissory note and security agreement which evidences the loan. Such events may include the following:

                           (i) an eligible person's employment as an Employee terminates for any reason whatsoever unless such person remains a "party in interest" with respect to this Plan following his termination of employment,

                           (ii) the Trustee concludes that the eligible person no longer is a good credit risk, or

                           (iii) to the extent permissible under applicable law, the eligible person's obligation to repay the loan has been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full.

                  Upon the existence or occurrence of an event of default, the loan may become due and payable in full and, if such loan is not actually repaid in full, shall be canceled on the books and records of the Plan and the amount otherwise distributable to such eligible person under this Plan shall be reduced as of the date his Account otherwise becomes distributable by the principal amount of the loan at that time due plus any accrued but unpaid interest. Such principal and interest shall be determined without regard to whether the loan had been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full; however, interest shall continue to accrue on such loan only to the extent permitted under applicable law. Notwithstanding the foregoing, an eligible person's Account shall not be reduced by the loan amount plus any accrued interest under this sec. 6.6(e)(2) until a distributable event occurs under the Plan. In the event a default occurs before a distributable event, the Committee shall take such other steps to cure the default as it deems appropriate under the circumstances to preserve Plan assets.

                           (3) Any loan made under this Plan shall be subject to
                  such other terms and conditions as the Committee from time to time shall deem necessary or appropriate, including the condition that the eligible person execute an applicable financing statement and the condition that such person reimburse this Plan for the reasonable expenses which this Plan incurs to make and service such loan.

                           (4) The terms and conditions of each loan shall be
                  set forth in the promissory note and security agreement evidencing such loan.

                  (f) MECHANICS. A loan to an eligible person under this Plan shall be made from his Account as of any date acceptable to the Committee and the Trustee. The Account investments from which the loan proceeds shall be withdrawn and the Account investments to which loan repayments shall be credited shall be determined under procedures authorized by the Committee. A Participant's loan shall be an asset of his Account and all interest paid on such loan shall be credited to his Account.

                  (g) SPECIAL POWERS. The Committee shall have the power to take such action as the Committee deems necessary or appropriate to stop the payment of an Account to or on behalf of an eligible person who fails to repay a loan (without regard to whether his obligation to repay such loan had been discharged through a bankruptcy or any other legal process or action) until his Account has been reduced by the full amount due (without regard to such discharge) on such loan or, to the extent his obligation to repay is not extinguished under applicable law, to distribute the note which evidences such loan in full satisfaction of any interest in such Account which is attributable to the unpaid balance of such loan.

         6.7 NO IN-SERVICE WITHDRAWALS. No Participant shall have the right to withdraw (by reason of hardship or otherwise) all or any portion of his Account before an event specified in sec. 6.4(a).

                                  ARTICLE VII

                              BENEFIT DISTRIBUTION
                              --------------------

         7.1 METHOD. The vested portion of a Participant's Account shall be paid in a single lump sum cash payment to him or, in the case of his death, to his Beneficiary. Such payment, to the extent the underlying loan obligation is not extinguished under applicable law, may include distribution of the Participant's note which evidences a loan under sec. 6.6. Notwithstanding the foregoing, a Participant may elect to receive any amount invested in the Harris Stock Fund in the form of Harris Stock, provided that fractional shares and distribution of a de minimis amount as determined in the sole discretion of the Committee or its delegate shall be paid in cash.

         7.2 DISTRIBUTION DEADLINES.

                  (a) GENERAL RULE. The vested portion of a Participant's Account shall be payable to him as soon as practicable after the first Valuation Date which follows the event specified in sec. 6.4(a).

                  (b) $3,500 OR LESS. If the vested portion of a Participant's Account is $3,500 or less and has not exceeded $3,500 at the time of any prior distributions under the Plan, then such vested portion automatically shall be paid to such Participant as of the earliest date permitted under sec. 7.2(a).

                  (c) MORE THAN $3,500. If the vested portion of a Participant's Account exceeds (or at the time of any prior distribution exceeded) $3,500, then distribution of such Account at any time before the Participant reaches Normal Retirement Age shall be subject to the Participant's consent. Notwithstanding the preceding sentence, payment of the vested portion of his Account shall be made to him no later than 60 days after the end of the later of the Plan Year in which such Participant's termination of employment occurs and the Plan Year in which the Participant attains age 65.

                  (d) STATUTORY DEADLINES.

                           (1) PARTICIPANT.

                           (i) INITIAL DISTRIBUTION. Notwithstanding sec. 7.2
                           (c), the entire vested portion of a Participant's Account shall be paid to him in a single sum on or before his "required beginning date." For purposes of determining the amount of the initial distribution under this sec. 7.2(d)(1), a Participant's Account shall be determined as of the most recent Valuation Date for which valuations have been completed preceding the "required beginning date."

                           (ii) REQUIRED BEGINNING DATE. Except as otherwise provided in this 7.2(d)(1)(ii), a Participant's "required beginning date" shall be the April I following the calendar year in which he reaches age 701/2.

                  If a Participant continues in employment with an Employer after his "required beginning date," then any additional amounts credited to his Account shall be paid to him each calendar year thereafter in a single sum on or before December 31 of such year.

                           (2) BENEFICIARY. Upon the death of a Participant, the
                  entire vested portion of his Account shall (regardless of any request made by the Beneficiary) be paid to his Beneficiary in a single lump sum before the date which is the first anniversary of the Participant's date of death.

         7.3 DIRECT ROLLOVER.

                  (a) A Participant or "distributee" may elect at any time to have any portion of an "eligible rollover distribution" paid in a direct rollover to the trustee or custodian of an "eligible retirement plan" specified by the Participant or distributee, whichever is applicable. Payment of a direct rollover in the form of a check payable to the trustee or custodian of an eligible retirement plan, for the benefit of the Participant or distributes, may be mailed to the Participant or distributee.

                  (b) For Purposes of this sec. 7.3, the following terms shall have the following meanings;

                           (1) "Distributee" means a surviving spouse, or a
                  spouse or former spouse who is an alternate payee under a "qualified domestic relations order" as defined in section 414(p) of the Code.

                           (2) "Eligible retirement plan" means an individual
                  retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts an eligible rollover distribution; provided that if the distributee is a surviving spouse, an eligible retirement plan means an individual retirement account or individual retirement annuity.

                           (3) "Eligible rollover distribution" means any
                  distribution of all or a portion of the Participant's Account, but, to the extent prescribed by the Secretary of the Treasury of the United States does not include a distribution to the extent it is required under section 401(a)(9) of the Code.

         7.4 CLAIM FOR BENEFIT. Subject to secs. 7.2(b)(1) and 7.2(d)(1) and
(2), as a condition to the payment of any benefit under this Plan, a claim for such benefit must be filed with the Committee on the related Election Form, and all such claims (and any other claims by a Participant, former Participant or Beneficiary) shall be processed in accordance with the claims procedure established by the Committee.

         7.5 MISTAKES. If a mistake is made in favor of a Participant or a Beneficiary in the payment of an Account, the Committee or the Trustee (acting at the Committee's direction and on behalf of the Plan) shall take such action against the Participant or Beneficiary to remedy such mistake and to make the Plan whole as the Committee deems proper and appropriate under the circumstances, and any mistake made in favor of the Plan shall promptly be corrected by, or at the direction of, the Committee.

         7.6 DESIGNATION OF BENEFICIARY. Each Participant shall have the right to designate a Beneficiary or Beneficiaries (who may be designated contingently or successively and who may be an entity other than a natural person) to receive any distribution to be made under this Article upon the death of such Participant; provided that such designation shall not be effective if the Participant is married on the date of the Participant's death unless such designation has been consented to by such surviving spouse in writing acknowledging the effect of such consent and witnessed by a Plan representative or a notary public, or it is established to the satisfaction of a Plan representative that such consent cannot be obtained because the Participants spouse cannot be located or because of such other circumstances as may be prescribed in Treasury Regulations. A Participant may from time to time, without the consent of any Beneficiary, change or cancel any such designation. Such designation and each change therein shall be made on the Election Form prescribed by the Committee and shall be filed with the Committee. If (i) no Beneficiary been named by a deceased Participant, (ii) such designation is not effective pursuant to the first sentence of this section, (iii) the designated Beneficiary has predeceased the Participant or (iv) the whereabouts of the designated Beneficiary is unknown, any undistributed vested balance of the deceased Participant shall be made in the following order of priority:

                  (a) the Participant's surviving spouse, if any,

                  (b) the Participant's designated beneficiary or beneficiaries under the Lanier Worldwide, Inc. Pension Equity Plan, if any,

                  (c) the persons or persons expressly designated by the Participant to receive the death benefit payable under the group term life insurance program maintained by his Employer, if any,

                  (d) the estate of the Participant.

The marriage of a Participant shall be deemed to revoke any prior designation of a Beneficiary made by such Participant and a divorce shall be deemed to revoke any prior designation of the Participant's divorced spouse as Beneficiary if written evidence of such marriage or divorce shall be received by the Committee before distribution shall have been made in accordance with such designation.

                                  ARTICLE VIII

               NAMED FIDUCIARIES, THE COMMITTEE, AND PLAN EXPENSES
               ---------------------------------------------------

         8.1 NAMED FIDUCIARIES. The Committee shall be the "named fiduciary" within the meaning of such term as used in ERISA, provided that, to the extent a Participant directs that his Before-Tax Contributions (and, hence, any corresponding Matching Contributions) be invested in the Harris Stock Fund, the Committee shall not be the "named fiduciary" with respect to such investment decision and the Participant shall be responsible for the effects of such decisions.

         8.2 ALLOCATION AND DELEGATION BY NAMED FIDUCIARIES. The Committee may by written instrument filed with the records of this Plan designate a person who is not a Named Fiduciary to carry out any of its responsibilities under this Plan, other than the responsibilities of the Trustee in the management and control of the Trust Fund, provided that no such allocation or designation shall be effective until such person has consented to such designation.

         8.3 ADVISERS. The Committee, or a person designated by the Committee to perform any responsibility of the Committee pursuant to the procedure described in sec. 8.2, may employ one or more persons to render advice with respect to any responsibility the Committee has under this Plan or such person has by virtue of such designation.

         8.4 DUAL FIDUCIARY CAPACITIES. Any person may serve in more than one fiduciary capacity with respect to this Plan, and a fiduciary may be a Participant if such person otherwise satisfies the requirements for participation under this Plan.

         8.5 THE COMMITTEE.

                  (a) APPOINTMENT. The Board shall appoint the members of the Committee which shall be responsible (except for duties specifically vested in the Trustee) for the administration of the provisions of the Plan. The Committee shall be the "administrator" of the Plan within the meaning of such term as used in ERISA. The Board shall have the right at any time, with or without cause, to remove any member or members of the Committee. A member of the Committee may resign and his resignation shall be effective upon delivery of his written resignation to the Plan Sponsor. Upon the resignation, removal or failure or inability for any reason of any member of the Committee to act hereunder, the Board shall appoint a successor member. All successor members of the Committee shall have all the rights, privileges and duties of their predecessors, but shall not be held accountable for the acts of their predecessors. Any member of the Committee may, but need not, be an employee or a director, officer or shareholder of the Plan Sponsor, and such status shall not disqualify him from taking any action hereunder or render him accountable for any distribution or other material advantage received by him under the Plan, provided that no member of the Committee who is a Participant shall take part in any action of the Committee or any matter involving solely his own rights under the Plan. The Trustee shall be promptly notified of the names of the persons appointed as members of the Committee and any successor members of the Committee by delivery to the Trustee of a certified copy of the resolutions of the Board making such appointment.

                  (b) POWERS AND DUTIES. The Committee shall have the exclusive responsibility and complete discretionary authority to control the operation, management and administration of the Plan, with all powers necessary to enable it properly to carry out such responsibilities, including (but not limited to) the full discretionary power to construe the terms of the Plan and the Trust Agreement, to determine eligibility for benefits, to resolve all interpretive, operational, equitable, factual and other questions that arise under the Plan and to settle disputed claims. The decisions of the Committee on all matters within the scope of its authority shall be final and binding upon all parties to this instrument, Participants, their spouses and Beneficiaries and any other concerned parties.

                  (c) RECORDS. The Committee shall keep a record of its proceedings and all such records, together with such other documents as the Committee shall determine are necessary or advisable for the administration of the Plan, shall be preserved in the custody of the Committee.

                  (d) INFORMATION. Each Employer shall supply the Committee with complete and timely information regarding employment data for each Employee and Participant including, but not limited to, his Compensation, date of death or other termination of employment and such other information as may be required by the Committee.

                  (e) RELIANCE. The officers and directors of each Employer shall be entitled to rely upon all information and data contained in any certificate or report or other material prepared by any accountant, attorney or other consultant or adviser selected by the Committee to perform services on behalf of the Plan.

         8.6 PAYMENT OF EXPENSES. All reasonable and proper expenses of the Plan and the Trust Fund, including investment advisory fees and the Trustee's fees as agreed upon by the Committee and the Trustee, shall be paid from the Trust Fund by the Trustee unless the Plan Sponsor elects (in accordance with such procedures as agreed upon by the Committee and the Trustee) to pay such expenses. The Plan Sponsor may seek reimbursement of any expense which is properly payable by the Trust Fund.

                                   ARTICLE IX

                             TRUST FUND AND TRUSTEE
                             ----------------------

         The Trust Fund shall be held, administered, controlled and invested by the Trustee subject to the terms of the Trust Agreement for the exclusive benefit of Participants and Beneficiaries.

                                   ARTICLE X

                            AMENDMENT AND TERMINATION
                            -------------------------

         10.1 AMENDMENT. The Plan Sponsor shall have the right at any time and from time to time to amend the Plan in any respect by action of the Board, provided that no amendment shall be made which would divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries, except that this Plan may be amended retroactively to affect the Accounts maintained for any person if necessary to cause the Plan and the Trust Fund to be exempt from income taxes under sections 401(a) and 501(a) of the Code, respectively.

         10.2 TERMINATION. The Plan Sponsor reserves the right to terminate the Plan, in whole or in part, or to declare a discontinuance of contributions to the Plan at any time by action of its Board, and the Plan Sponsor reserves the right to terminate the participation in the Plan, in whole or in part, by any Employer by action of the Board. Furthermore, an Employer's participation in the Plan automatically shall terminate if, and at such time as, its status as an Employer terminates for any reason whatsoever (other than through a merger or consolidation into another Employer). If there is a termination or partial termination of the Plan or a declaration of a discontinuance of contributions to the Plan, then the Accounts of all affected Participants who are Employees as of the date of such termination, partial termination or declaration shall become fully vested.

         In the case of any such termination, partial termination, or declaration, the Plan Sponsor shall cause all unallocated amounts to be allocated to the appropriate Accounts of the affected Participants and Beneficiaries and shall direct the Trustee to distribute such Accounts to such Participants and Beneficiaries in accordance with uniform rules established by the Plan Sponsor at such time as permissible under section 401(k) of the Code, and the Trustee shall follow such directions.

         10.3 MERGER OR CONSOLIDATION. In the case of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each person for whom an Account is maintained shall, if such Plan is then terminated, be entitled to receive a benefit which immediately after the merger, consolidation or transfer is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if this Plan had been terminated, provided that no assets shall be transferred directly to this Plan which are attributable to contributions which are subject to the joint and survivor annuity requirements of sections 401(a)(11) and 417 of the Code.

                                   ARTICLE XI

                                  MISCELLANEOUS
                                  -------------

         11.1 SPENDTHRIFT CLAUSE. Subject to sec. 11.10, no Account, benefit, payment or distribution under the Plan shall (except to the extent permitted by law) be subject to the claim of any creditor of a Participant or Beneficiary, or to any legal process by any creditor of such person, and no Participant or Beneficiary shall have any right to alienate, commute, anticipate, or assign all or any portion of his Account, benefit, payment or distribution under the Plan except under sec. 6.6.

         11.2 LEGALLY INCOMPETENT. The Committee may in its discretion direct that payment be made directly to (a) a person who is incompetent or disabled, whether because of minority or mental or physical disability, (b) to the guardian of such person, or to the person having custody of such person or (c) to any person designated or authorized under any state statute to receive such payment on behalf of such incompetent or disabled person, without further liability either on the part of the Committee, the Plan Sponsor or any Employer for the amount of such payment to the person on whose account such payment is made.

         11.3 BENEFITS SUPPORTED ONLY BY TRUST FUND. Any person having any claim for any benefit under the Plan shall look solely to the assets of the Trust Fund for the satisfaction of such claim. In no event will the Plan Sponsor, or an Employer, or any of their employees, officers, or directors, be liable in their individual capacities to any person whomsoever for the payment of benefits under the Plan.

         11.4 DISCRIMINATION. The Committee shall administer the Plan in a uniform and consistent manner with respect to all similarly situated Employees, Participants, spouses and Beneficiaries, including adopting such administrative or other rules as the Committee in its discretion deems appropriate for any such persons affected by circumstances such as a sale, acquisition, merger, reorganization, facility closing, layoff, work force reduction or other similar event or transaction, provided that the Committee shall not permit any discrimination in favor of Highly Compensated Employees which would be prohibited under section 401(a) of the Code. If for any Plan Year the Committee determines that following the terms of the Plan would result in a failure to satisfy the coverage requirements under section 410(b) of the Code, then the Committee shall take such action as it deems appropriate under the circumstances to prevent such failure.

         11.5 CLAIMS. Any payment to a Participant or Beneficiary or to his legal representative, or heirs-at-law, made in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims under the Plan against the Employers, any of whom may require such Participant, Beneficiary, Spouse, his legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be satisfactory to the Plan Sponsor.

         11.6 AGENT FOR SERVICE OF PROCESS. The agent for service of process for the Plan and the Committee shall be the person currently listed in the records of the Secretary of State of Delaware as the agent for service of process for the Plan Sponsor.

         11.7 NONREVERSION. No part of the Trust Fund shall ever be used for or be diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries, except

                  (a) as expressly provided otherwise in sec. 5.4(b)(3) with respect to a suspense account established in accordance with section 415 of the Code;

                  (b) a contribution which is made by an Employer or the Plan Sponsor by a mistake of fact upon direction of the Committee shall be refunded by the Trustee to the Employer or Plan Sponsor within one year after the payment of such contribution;

                  (c) if the Internal Revenue Service determines that this Plan initially fails to satisfy the requirements of section 401(a) of the Code and related sections, all contributions made to this Plan, plus any investment gains and less any such losses, shall be refunded to the Plan Sponsor or, as for contributions made under sec. 5.1, to the Participant on whose behalf the contribution was made; and

                  (d) a contribution for which the Internal Revenue Service denies an income tax deduction to an Employer shall be refunded by the Trustee to the Plan Sponsor within one year after the denial of such deduction upon the Plan Sponsor's direction, all such contributions being made expressly on the condition that such contributions are deductible in full for federal income tax purposes.

         11.8 PLAN NOT AN EMPLOYMENT CONTRACT. The Plan is not a contract of employment. Participation in the Plan shall not give any Employee the right to be retained in the employ of the

Employer or any Affiliate, nor, upon termination of his employment, to have any interest in the Trust Fund except as expressly provided in the Plan.

         11.9 TOP HEAVY PLAN.

                  (a) DETERMINATION. If the Committee as of each June 30 ("determination date") determines that the sum of the present value of the accrued benefits of "key employees" (as defined in section 416(i)(1) of the Code) exceeds 60% of the sum of the present value of the accrued benefits of all employees as of such determination date in accordance with the rules set forth in section 416(q) of the Code, the Plan shall be "top heavy" for the Plan Year which begins on the immediately following July 1. For purposes of this sec. 11.9 the present value of the accrued benefit of each employee shall be equal to the sum of (1) and (2), where

                  "(1)" equals the balance of his Account under this Plan (determined for this purpose as of the determination date, including the value of any distributions made during the 5-year period ending on such date and any contributions due but as yet unpaid as of such date, and

                  "(2)" equals the present value of his accrued benefit, if any, (determined as of the valuation date which coincides with or precedes the determination date for such plan) under

                          (A) each tax-qualified plan (as described in section 401(a) of the Code) maintained by an Employer or an Affiliate (i) in which a key employee is a participant or (ii) which enables any plan described in subclause
                          (i) to meet the requirements of section 401(a)(4) or 410 of the Code, and

                          (B) each other tax-qualified plan maintained by an Employer or an Affiliate (other than plan described in clause (A)) which may be aggregated with the Plan and the plans described in clause (A), provided such aggregation group (including a plan described in this clause (B)) continues to meet the requirements of sections 401(a)(4) and 410 of the Code, including the value of any distributions made from such plans during the 5-year period ending on such determination date and the value of any contributions due under such plans but as yet unpaid as of such valuation date. However, the accrued benefit of any individual shall be disregarded if such individual has not performed any services for any Employer at any time during the 5-year period ending on the date as of which such determination is made.

                  (b) SPECIAL TOP HEAVY PLAN RULES. If the Committee determines that the Plan is "top heavy" for any Plan Year, then the special rules set forth in this sec. 11.9 shall apply notwithstanding any other rules to the contrary set forth elsewhere in the Plan.

                           (1) A contribution shall be made for such Plan Year
                  for each Employee who is an Eligible Employee on the last day of such year which is equal to the lesser of (A) 4% of his Compensation (as defined for purposes of sec. 5.4(b)) for such year and (B) the percentage at which contributions are made (or are required to be made) for such year to the key employee for whom such percentage is the highest.

                           (2) For Plan Years commencing prior to January 1,
                  2000, the Committee shall take such action as necessary to satisfy the requirements of section 415(e) and section 416(h) of the Code if it (following the procedures set forth in this sec. 11.9) determines that the Plan fails to meet the requirements set forth in section 416(h)(2)(B) of the Code.

         11.10 QUALIFIED DOMESTIC RELATIONS ORDER. Benefits under the Plan shall be paid in accordance with the applicable requirements of a "qualified domestic relations order" as that term is defined in' section 414(p) of the Code and section 206(d)(3) of ERISA. The Committee, in accordance with a uniform and nondiscriminatory procedures established by the Committee, shall

                  (a) promptly notify the Participant and any alternate payee (as that term is defined in section 414(p)(8) of the Code) of the receipt of a domestic relations order and the Plan's procedures for determining the qualified status of such order.

                  (b) determine the qualified status of such order, and

                  (c) administer any distributions under the Plan pursuant to such order in accordance with the rules set forth in section 414(p) of the Code.

The Plan shall commence payment of benefits to the Alternate Payee as of the later of (i) the earliest date a distribution may be made pursuant to the order and (ii) as soon as administratively practicable after the date such order is determined by the Committee to be a "qualified domestic relations order."

         The determinations and the distribution made by, or at the direction of, the Committee under this sec. 11.10 shall be final and binding on the Participant, and on all other persons interested in such order. Unless the "alternate payee" is also a Participant under the Plan or is a "party in interest" (as defined in section 3(14) of ERISA), an "alternate payee" under this sec. 11.10 shall not be an eligible person for purposes of obtaining a loan pending the distribution of such alternate payee's entire interest under this Plan.

         IN WITNESS WHEREOF, Lanier Worldwide, Inc. has caused its duly authorized officers to execute and affix its seal to this Plan this____ day of __________, 1997.

                                               LANIER WORLDWIDE, INC.


                                               By:__________________________

                                               Title:_______________________


(SEAL)

ATTEST

By:____________________________

Title:_________________________

                             AMENDMENT NUMBER ONE
                                    TO THE
                 LANIER WORLDWIDE, INC. SAVINGS INCENTIVE PLAN



         WHEREAS, Lanier Worldwide, Inc., a Delaware corporation (the "Corporation"), heretofore has adopted and maintains the Lanier Worldwide, Inc. Savings Incentive Plan (as amended and restated as of July 1, 1997) (the "Plan");

         WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section10.1 of the Plan;

         WHEREAS, the Corporation desires to amend the Plan effective July 1, 1998 to provide that upon a participant's termination of employment the Plan will automatically distribute the participant's vested account balance if it is equal to or less than the maximum amount (currently $5,000.00) that may be so distributed under the law; and

         WHEREAS, the Corporation desires to amend the Plan in certain other respects.

         NOW, THEREFORE, pursuant to the power of amendment contained in
Section 10.5 of the Plan, the Plan is hereby amended as follows:

         1. Effective as of July 1, 1997, the final sentence of Section 5.4(b)(3) is hereby amended to read as follows:

         Transfers of Before-Tax Contributions to such suspense accounts shall be returned to the Participant.

         2. Effective July 1, 1997, Section 5.4(d)(3) is hereby amended to read as follows:

                  CALCULATION AND DISTRIBUTION OF EXCESS CONTRIBUTIONS. If the Plan Administrator determines that there are Excess Contributions for a Plan Year, then the Excess Contributions (and income allocable thereto) shall be distributed to certain Highly Compensated Participants before the end of the immediately following Plan Year as required under section 401(k)(8) of the Code. The amount of any income allocable to any Before-Tax Contributions to be so distributed shall be determined pursuant to Regulations.

         The amount of Excess Contributions shall be determined in the following manner. The Deferral Percentage of the Highly Compensated Participant(s) with the highest Deferral Percentage shall be reduced by a percent (or in the case of more than one such Highly Compensated Participant, a pro rata portion of such percent) equal to the lesser of (i) the amount required to cause the Deferral Percentage of such Highly Compensated

         Participant(s) to equal the Deferral Percentage of the Highly Compensated Participant with the next highest Deferral Percentage and
         (ii) the amount which would cause the Plan to satisfy sec. 5.4(d)(1) for the relevant Plan Year. If the Deferral Percentage test is not satisfied after reducing the Deferral Percentage of the Highly Compensated Participant(s) with the highest Deferral Percentage, then the Deferral Percentages of the remaining Highly Compensated Participants shall be ranked in descending order, from the next highest Deferral Percentage to the lowest, and each such Deferral Percentage shall be reduced, in descending order, until the Deferral Percentage test is satisfied. The percent by which each Deferral Percentage is so reduced is then multiplied by the Compensation of Highly Compensated Participant(s) to whom such Deferral Percentage relates, and the resulting amounts are added together to determine the total amount of the Excess Contributions.

         The portion of the Excess Contributions to be distributed to a Highly Compensated Participant shall be determined in the following manner. The Highly Compensated Participant(s) with the highest dollar amount of Before-Tax Contributions shall receive an amount (if there is more than one such Highly Compensated Participant, a pro rata share of such amount) equal to the lesser of (i) the Excess Contributions and
         (ii) the portion of the Excess Contributions equal to the excess of the Before-Tax Contributions made on the behalf of such Highly Compensated Participant(s) over the Before-Tax Contributions made on behalf of the Highly Compensated Participant(s) with the next highest dollar amount of Before-Tax Contributions. The steps described in the foregoing sentence shall be repeated by identifying the amount of Before-Tax Contributions to be distributed to each successive Highly Compensated Employee with the next highest dollar amount of Before-Tax Contributions until the Excess Contributions are exhausted. The amount of Before-Tax Contributions to be distributed under this sec. 5.4(d)(3) with respect to a Highly Compensated Participant for any Plan Year shall be reduced by any Excess Deferrals previously distributed to such Participant for the calendar year ending with or within such Plan Year pursuant to sec. 5.4(c).

         3. Effective July 1, 1997, Section 5.4(e)(3) is hereby amended to read as follows:

                  CALCULATION AND DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. If the Plan Administrator determines that there are Excess Aggregate Contributions for a Plan Year, then the Excess Aggregate Contributions (and income allocable thereto) shall be forfeited (if otherwise forfeitable under sec.6.4) or distributed (if not so forfeitable) to certain Highly Compensated Participants before the end of the immediately following Plan Year as required under section 401(m)(6) of the Code. The amount of any income allocable to any Matching Contributions to be so forfeited or distributed shall be determined pursuant to Regulations.

         The amount of Excess Aggregate Contributions shall be determined in the following manner. The Contribution Percentage of the Highly Compensated Participant(s) with the highest Contribution Percentage shall be reduced by a percent (or in the case of more than one such Highly Compensated Participant, a pro rata portion of such percent) equal to the lesser of (i) the amount required to cause the Contribution Percentage of such Highly Compensated Participant(s) to equal the Contribution Percentage of the Highly Compensated Participant with the next highest Contribution Percentage and (ii) the amount which would cause the Plan to satisfy sec. 5.4(e)(1) for the relevant Plan Year. If the Contribution Percentage test is not satisfied after reducing the Contribution Percentage of the Highly Compensated Participant(s) with the highest Contribution Percentage, then the Contribution Percentages of the remaining Highly Compensated Participants shall be ranked in descending order, from the next highest Contribution Percentage to the lowest, and each such Contribution Percentage shall be reduced, in descending order, until the Contribution Percentage test is satisfied. The percent by which each Contribution Percentage is so reduced is then multiplied by the Compensation of Highly Compensated Participant(s) to whom such Contribution Percentage relates, and the resulting amounts are added together to determine the total amount of the Excess Aggregate Contributions.

         The portion of the Excess Aggregate Contributions to be forfeited or distributed to a Highly Compensated Participant shall be determined in the following manner. The Highly Compensated Participant(s) with the highest dollar amount of Matching Contributions shall be allocated an amount to be forfeited or distributed (if there is more than one such Highly Compensated Participant, a pro rata share of such amount) equal to the lesser of (i) the Excess Aggregate Contributions and (ii) the portion of the Excess Aggregate Contributions equal to the excess of the Matching Contributions made on the behalf of such Highly Compensated Participant(s) over the Before-Tax Contributions made on behalf of the Highly Compensated Participant(s) with the next highest dollar amount of Matching Contributions. The steps described in the foregoing sentence shall be repeated by identifying the amount of Matching Contributions to be allocated to each successive Highly Compensated Employee with the next highest dollar amount of Matching Contributions until the Excess Aggregate Contributions are exhausted. The amount of Matching Contributions to be distributed under this sec. 5.4(e)(3) with respect to a Highly Compensated Participant for any Plan Year shall be reduced by any Excess Deferrals previously distributed to such Participant for the calendar year ending with or within such Plan Year pursuant to sec. 5.4(c).

         4. Effective July 1, 1998, Sections 7.2(b) and (c) of the Plan are hereby amended to replace "$3,500" with "$5,000 (or such other amount permitted under applicable law)" therein.

         5. Effective July 1, 1998, Section 7.2(b) shall be retitled "$5,000 or Less" and Section 7.2(c) shall be retitled "More than $5,000".

         6. Effective July 1, 1997, the second paragraph of Section 10.2 is hereby amended to insert the phrase "without establishment or maintenance of another defined contribution plan other than as permitted under section 401(k) of the Code" immediately after the word "declaration".

         7. Effective August 5, 1997, Section 11.1 of the Plan is hereby amended delete therefrom the clause "Subject to sec.11.10," and insert in its place the clause "Subject to sec. 11.10 and any offset payment to the Plan permitted pursuant to section 401(a)(13)(C) of the Code."

                             AMENDMENT NUMBER TWO
                                    TO THE
                 LANIER WORLDWIDE, INC. SAVINGS INCENTIVE PLAN



         WHEREAS, Lanier Worldwide, Inc., a Delaware corporation (the "Corporation"), heretofore has adopted and maintains the Lanier Worldwide, Inc. Savings Incentive Plan (as amended and restated as of July 1, 1997) (the "Plan");

         WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section 10.1 of the Plan;

         WHEREAS, the Corporation desires to amend the Plan effective January 1, 1999 in certain respects.

         NOW, THEREFORE, pursuant to the power to amendment contained in
Section 10.1 of the Plan, the Plan is hereby amended effective January 1, 1999 as follows:

         1. Section 5.2(a) of the Plan is hereby amended to read as follows:

         Subject to the rules set forth in this sec. 5.2 and secs. 5.1 and 5.4, each Participant shall be deemed to have elected to defer 3% of his Compensation payable each pay period, effective as of the first Entry Date following his satisfaction of the applicable Participation Requirement, unless the Participant elects otherwise prior to such Entry Date in the time and manner prescribed by the Committee. If a Participant who elects not to make Before-Tax Contributions to the Plan in accordance with the foregoing sentence desires to begin making Before-Tax Contributions to the Plan after the Plan after the Entry Date following his satisfaction of the applicable Participation Requirement, such Participant's initial election shall be effective as of the first Entry Date following the date he timely delivers a properly completed Election Form to the Committee. An election shall remain in effect until revised or revoked.

         2. Section 5.2(c) of the Plan is hereby amended to read as follows:

         A Participant shall have the right to revoke an election to make Before-Tax Contributions at any time during a Plan year, and any revocation of such an election shall become effective as soon as practicable after the Participant properly completes and delivers the related Election Form to the Committee.

                            AMENDMENT NUMBER THREE
                                    TO THE
                 LANIER WORLDWIDE, INC. SAVINGS INCENTIVE PLAN

         WHEREAS, Lanier Worldwide, Inc., a Delaware corporation (the "Corporation"), heretofore has adopted and maintains the Lanier Worldwide, Inc. Savings Incentive Plan (as amended and restated as of July 1, 1997) (the "Plan");

         WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section 10.1 of the Plan; and

         WHEREAS, the Corporation desires to amend the Plan effective June 1, 1999 to provide that upon a participant's involuntary termination as a result of the sale of Medquist Transcriptions, LTD., such participant shall be fully vested in his or her regular matching account balance.

         NOW, THEREFORE, pursuant to the power of amendment contained in
Section 10.1 of the Plan, the Plan is hereby amended to add the following new
Section 6.4(d):

         (d) FORMER MEDQUIST EMPLOYEES. Notwithstanding any contrary provision of this Plan, each Participant whose employment with all Employers and all Affiliates terminated involuntarily as a result of the sale of Medquist Transcriptions, LTD. described in the Asset Purchase Agreement, dated April 9, 1999, by and among Medquist Transcriptions, LTD., Lanier Professional Services, Inc. and Harris Southwest Properties, Inc., shall be fully vested in his or her Regular
         Matching Account as of such termination date.

                             AMENDMENT NUMBER FOUR
                                    TO THE
                 LANIER WORLDWIDE, INC. SAVINGS INCENTIVE PLAN

         WHEREAS, Lanier Worldwide, Inc., a Delaware corporation (the "Corporation"), heretofore has adopted and maintains the Lanier Worldwide, Inc. Savings Incentive Plan (the "Plan");

         WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section 10.1 of the Plan;

         WHEREAS, the Corporation desires to amend the Plan effective as of the date that the common stock of the Corporation is distributed to the stockholders of Harris Corporation as a dividend on their shares of the common stock of Harris Corporation.

         NOW, THEREFORE, pursuant to the power of amendment contained in
Section 10.1 of the Plan, the Plan is hereby amended effective as of the date that the common stock of the Corporation is distributed to the stockholders of Harris Corporation as a dividend on their shares of the common stock of Harris Corporation as follows:

         1. Section 3.31 of the Plan is hereby amended to read as follows:

         3.31 STOCK. The common stock of the Plan Sponsor, together with the associated preferred stock purchase rights; provided, however, that the term "Stock" shall also refer to the common stock of Harris Corporation purchased for the Plan before the date that the common stock of the Plan Sponsor is distributed to the stockholders of Harris Corporation as a dividend on their shares of the common stock of Harris Corporation.

         2. The term "Stock" shall be substituted for the term "Harris Stock" wherever that term appears and the term "Stock Fund" shall be substituted for the term "Harris Stock Fund" wherever that term appears.

         3. Section 3.42 of the Plan is hereby amended to read as follows to clarify the participation requirement:

         3.42.   PARTICIPATION REQUIREMENT

         (a) With respect to eligibility for Before-Tax Contributions and Rollover Contributions, the later of (i) the date on which an Eligible Employee first performs an Hour of Service after his or her Employment Commencement Date or (ii) the date on which such Eligible Employee attains age 21; and

         (b) with respect to eligibility for Matching Contributions, the later of (i) the date on which an Eligible Employee completes one Year of Service or (ii) the date on which such Eligible Employee attains age 21.

         4. The last sentence of Section 4.1 of the Plan is hereby amended to read as follows to clarify the participation requirement:

         An Eligible Employee who is classified as a temporary, summer or casual part-time employee shall become a Participant the first Entry Date immediately following or coincident with the later of (i) the last day of the 12-month period beginning on such Eligible Employee's Employment Commencement Date (or any subsequent 12-month period beginning on any anniversary of such Employment Commencement Date) during which such Eligible Employee completes at least 1,000 Hours of Service or (ii) the date on which such Eligible Employee attains age 21.

         5. Section 5.7(b) of the Plan is hereby amended to read as follows:

         (b) RESTRICTIONS ON TRANSFERS. A Participant may not transfer amounts from other Investment Funds to the Stock Fund. Any contributions invested in this fund must remain in this fund for a minimum of 12 months, provided that amounts so invested may be distributed to the Participant (or his Beneficiary) before the expiration of the 12-month period if such person is otherwise entitled to a distribution under the Plan. Notwithstanding the foregoing, the 12-month restriction shall not apply to the common stock of Harris Corporation ("Harris Stock"), and Harris Stock may be liquidated and the proceeds may be invested in other Investment Funds or in Stock.

         6. Section 5.7(c) of the Plan is hereby amended to read as follows:

         (c) DIVIDENDS. A Participant's allocable share of cash dividends (other than cash earnings) credited to the Stock Fund will be reinvested in the Stock Fund unless a Participant elects with respect to the dividends credited to his Account for a quarter to invest such cash dividends (and other cash earnings) among the Investment Funds other than the Stock Fund. Each election shall be completed by following the appropriate procedure pursuant to sec. 5.6. Dividends paid in the form of stock of the Plan Sponsor will be retained in the Participant's Account. Dividends paid in the form of stock of Harris Corporation will be liquidated and such liquidated dividends will be cash earnings subject to investment elections in accordance with this subsection of the Plan.

         7. Section 10.1 of the Plan is hereby amended to read as follows:

         10.1. AMENDMENT. The Plan Sponsor shall have the right at any time and from time to time to amend the Plan in any respect by action of the Chief Executive Officer and the Chief Operating Officer of the Plan Sponsor, provided that no amendment shall be made which would divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries, except that the Plan may be amended retroactively to affect the Accounts maintained for any person if necessary to cause the Plan and the Trust Fund to be exempt from income taxes under sections 401(a) and 501(a) of the Code, respectively.